Exhibit 10.4

                           PURCHASE AND SALE CONTRACT
                                    BETWEEN

       DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES LIMITED PARTNERSHIP
                                      AND
                       DREXEL BURNHAM LAMBERT REAL ESTATE
                       ASSOCIATES II LIMITED PARTNERSHIP
                            COLLECTIVELY, AS SELLER
                                      AND
                                SB ORCHARD, LLC
                                  AS PURCHASER
                           PURCHASE AND SALE CONTRACT
     THIS PURCHASE AND SALE CONTRACT ("Purchase Contract") is entered into as of the 20th day of May, 1999 (the "Effective Date") by and between DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES LIMITED PARTNERSHIP, a New York limited partnership ("DBLREA I"), and DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES II LIMITED PARTNERSHIP, a New York limited partnership ("DBLREA II"), having a principal address at 1873 South Bellaire Street, 17th Floor, Denver, Colorado 80222 (collectively, "Seller") and SB ORCHARD, LLC, a Colorado limited liability company, having a principal address at 433 North Camden Drive, Suite 1070, Beverly Hills, California 90210 ("Purchaser").
     NOW, THEREFORE WITNESSETH: That for and in consideration of mutual covenants and agreements herein after set forth, Seller and Purchaser hereby agree as follows:
                                    RECITALS
R-1. DBLREA I holds legal title to the real estate located in Guilford County, North Carolina, as more particularly described in Exhibit A-1 attached hereto and made a part hereof ("Wendover I"). DBLREA II holds legal title to the real estate located in Guilford County, North Carolina, as more particularly described in Exhibit A-2 attached hereto and made a part hereof ("Wendover II"). Improvements have been constructed on the parcels described in this Recital. R-2. Purchaser desires to purchase and Seller has agreed to sell such land, improvements and certain associated property, defined below as the "Property" on the terms and conditions set forth below, (which terms and conditions shall control in the event of any conflict with these Recitals), such that on the Closing Date (as hereinafter defined) the Property will be conveyed by special warranty deed to Buyer.
R-3. Purchaser has agreed to pay to Seller the Purchase Price for the Property, and Seller has agreed to sell the Property to Purchaser on the terms and conditions set forth below.
R-4. Purchaser intends to make investigations regarding the Property, and Purchaser's intended uses of each of the Property as Purchaser deems necessary and desirable.
                                   ARTICLE I
                                 DEFINED TERMS
     1.1 Unless otherwise defined herein, terms with initial capital letters in this Purchase Contract shall have the meanings set forth in this
Article 1 below.
          (a) "BUSINESS DAY" means any day other than a Saturday or Sunday or Federal holiday or legal holiday in the State of North Carolina.
          (B) "CLOSING" means the consummation of the purchase and sale and related transactions contemplated by this Purchase Contract in accordance with the terms and conditions of this Purchase Contract.
          (C) "CLOSING DATE" means the date on which date the Closing of the conveyance of the Property is required to be held under the terms and conditions of this Purchase Contract and on which date full payment of the Purchase Price for the Property shall have been paid to the Title Company in immediately available U.S. funds with irrevocable instructions to deliver immediately to Seller, and the Title Company and Buyer are ready, willing and able to immediately Close.
          (D) "COMMERCIAL LEASE(S)" means the interest of Seller in and to all leases, subleases and other occupancy agreements, whether or not of record, which provide for the use or occupancy of space or facilities on or relating to the Property and which are in force as of the Effective Date for the applicable Property.
          (E) "EXCLUDED PERMITS" means those Permits which, under applicable law, are nontransferable and such other Permits as may be designated as Excluded Permits on Exhibit 1.1.5, if any, attached hereto.
          (f)         Intentionally Omitted.
          (G) "FIXTURES AND TANGIBLE PERSONAL PROPERTY" means all fixtures, furniture, furnishings, fittings, equipment, machinery, apparatus, appliances and other articles of tangible personal property now located on the Land or in the Improvements as of the date of this Purchase Contract and used or usable in connection with any present or future occupation or operation of all or any part of the Property. The term "Fixtures and Tangible Personal Property" does not include (i) equipment leased by Seller and the interest of Seller in any equipment provided to the Property for use, but not owned or leased by Seller, or (ii) property owned or leased by Tenants and guests, employees or other persons furnishing goods or services to the Property or (iii) property and equipment owned by Seller, which in the ordinary course of business of the Property is not used exclusively for the business, operation or management of the Property or (iv) the property and equipment, if any, expressly identified in Exhibit1.1.7.
          (H) "IMPROVEMENTS" means all buildings and improvements, located on the Land taken "as is".
          (I) "LAND" means all of those certain tracts of land located in the State of North Carolina, commonly known as Wendover I & II (described on Exhibits "A-1" and "A-2" attached hereto), and all rights, privileges and appurtenances pertaining thereto.
          (J) "MISCELLANEOUS PROPERTY ASSETS" means all contract rights, leases, concessions, warranties, plans, drawings and other items of intangible personal property relating to the ownership or operation of the Property and owned by Seller, excluding, however, (i) receivables, (ii) Property Contracts,
(iii) Commercial Leases, (iv) Permits, (v) cash or other funds, whether in petty cash or house "banks," or on deposit in bank accounts or in transit for deposit,
(vi) refunds, rebates or other claims, or any interest thereon, for periods or events occurring prior to the Closing Date, (vii) utility and similar deposits, or (viii) insurance or other prepaid items or (ix) Seller's proprietary books and records, except to the extent that Seller receives a credit on the closing statement for any such item.
          (K) "PERMITS" means all licenses and permits granted by governmental authorities having jurisdiction over the Property in respect of the matter to which the applicable license or permit applies and owned by Seller and used in or relating to the ownership, occupancy or operation of the Property or any part thereof not subject to a Commercial Lease.
          (L) "PERMITTED EXCEPTIONS" means those exceptions or conditions permitted to encumber the title to the Property in accordance with the provisions of Section 0.
          (M) "PROPERTY" means the Land and Improvements and all rights of Seller relating to the Land and the Improvements, including without limitation, any rights, title and interest of Seller, if any, in and to (i) any strips and gores adjacent to the Land and any land lying in the bed of any street, road, or avenue opened or proposed, in front of or adjoining the Land, to the center line thereof; (ii) any unpaid award for any taking by condemnation or any damage to the Property by reason of a change of grade of any street or highway; (iii) all of the easements, rights, privileges, and appurtenances belonging or in any way appertaining to the Property; together with all Fixtures and Tangible Personal Property, the right, if any and only to the extent transferable, of Seller in and to Property Contracts and Commercial Leases, Permits other than Excluded Permits and the Miscellaneous Property Assets owned by Seller which are located on the Property and used in its operation.
          (N) "PROPERTY CONTRACTS" means all purchase orders, maintenance, service, or utility contracts and similar contracts, which relate to the ownership, maintenance, construction or repair and/or operation of the Property and which are not cancelable on 30 days' or shorter Notice without penalty, except Commercial Leases.
          (O) "PURCHASE CONTRACT" means this Purchase and Sale Contract by and between Seller and Purchaser.
          (P) "PURCHASE PRICE" means the total consideration to be paid by Purchaser to Seller for the purchase of the Property.
          (Q)         "SURVEY" shall have the meaning ascribed thereto in
Section 0.
          (R) "TENANT" means any person or entity entitled to occupy any portion of the Property under a Commercial Lease.
          (S) "TITLE COMMITMENT" or "Title Commitments" shall have the meaning ascribed thereto in Section 6.1.
          (T)         "TITLE INSURER" shall have the meaning set forth in
Section 0.
                                ARTICLE II
                         PURCHASE AND SALE OF PROPERTY
     2.1 Seller agrees to sell and convey the Property to Purchaser and Purchaser agrees to purchase the Property from Seller, in accordance with the terms and conditions set forth in this Purchase Contract.
                                ARTICLE III
                            PURCHASE PRICE & DEPOSIT
     3.1 The total purchase price ("Purchase Price") for the Property shall be Three Million Nine Hundred Sixty Thousand Dollars ($3,960,000.00) for Wendover II and Three Million Forty Thousand Dollars ($3,040,000.00) for Wendover I, totaling Seven Million Dollars ($7,000,000.00), which shall be paid by Purchaser, as follows:
          (a) On the date hereof, Purchaser shall deliver to Fidelity National Title Company ("Escrow Agent" or the "Title Insurer") a deposit in the sum of One Hundred Fifty Thousand and no/100 Dollars ($150,000.00), in cash, (such sum being hereinafter referred to and held as the "Deposit"). Purchaser shall also deliver a quitclaim deed to the Escrow Agent in the form attached as
Exhibit 3.1.1. Purchaser and Seller each approve the form of Escrow Agreement attached as Exhibit B.
          (b) The Escrow Agent shall hold the Deposit and make delivery of the Deposit to the party entitled thereto under the terms hereof. Escrow Agent shall invest the Deposit in such short-term, high-grade securities, interest-bearing bank accounts, money market funds or accounts, bank certificates of deposit or bank repurchase agreements as Escrow Agent, in its discretion, deems suitable, (provided that Escrow Agent shall invest the Deposit as jointly directed by Seller and Purchaser should Seller and Purchaser each in their respective sole discretion determine to issue such joint investment instructions to the Escrow Agent) and all interest and income thereon shall become part of the Deposit and shall be remitted to the party entitled to the Deposit, as set forth below.
          (c) If the sale of the Property is closed by the date fixed therefor (or any extension date provided for by the mutual written consent of the parties hereto, given or withheld in their respective sole discretion), monies held as the Deposit shall be applied to the Purchase Price on the Date of Closing. If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of satisfaction of a condition precedent to Purchaser's obligations, the Deposit shall be returned and refunded to Purchaser, and neither party shall have any further liability hereunder, provided Seller is not in default subject to and except for Purchaser's liability under Section 0.
          (d) If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Seller, Purchaser shall be entitled to the remedies set forth in 0 hereof. If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance and default hereunder by Purchaser, the Deposit shall be forfeited by Purchaser and the sum thereof shall go to Seller forthwith as liquidated damages for the lost opportunity costs and transaction expenses incurred by Seller, as more fully set forth in 0 below.
                                ARTICLE IV
                                   FINANCING
     4.1 Purchaser assumes full responsibility to expeditiously and diligently initiate and pursue all steps necessary to obtain the funds required for settlement, and Purchaser's acquisition of such funds shall not be a contingency to the Closing.
                                   ARTICLE V
                               FEASIBILITY PERIOD
     5.1 Subject to the terms of Section 0 below, for forty five (45) calendar days following the Purchaser's receipt of the documents in Seller's possession or control relating to the Property (excluding Seller's proprietary information), but in no event later than July 12, 1999 (the "Feasibility Period"), Purchaser, and its agents, contractors, engineers, surveyors, attorneys, and employees ("Consultants") shall have the right from time to time to enter onto the Property (which right to enter and inspect shall continue following the expiration of the Feasibility Period, provided this Agreement has not been terminated) and Seller's management office, where all of the books and records pertaining to the Property are stored.
          (a) To conduct and make any and all customary studies, tests, examinations and inspections, or investigations of or concerning the Property (including without limitation, engineering and feasibility studies, evaluation of drainage and flood plain, soil tests for bearing capacity and percolation and surveys, including topographical surveys).
          (b) To confirm any and all matters which Purchaser may reasonably desire to confirm with respect to the Property.
          (c) To ascertain and confirm the suitability of the property for Purchaser's intended use of the Property other than Seller's proprietary information.
          (d) To review all of the files, books, records and reports of Seller or its agents pertaining to the Property other than Seller's proprietary information.
     5.2 Should the results of any of the matters referred to in sub-paragraphs 5.1., 5.1.2 and 5.1.3 above appear unsatisfactory to Purchaser for any reason, then Purchaser shall have the right to terminate this Purchase Contract by giving written Notice to that effect to Seller and Escrow Agent on or before 5:00 p.m. EST on the date of expiration of the Feasibility Period. If Purchaser exercises such right to terminate, this Purchase Contract shall terminate and be of no further force and effect, subject to and except for Purchaser's liability under Section 0, and Escrow Agent shall forthwith deliver the Quitclaim Deed of all of Purchaser's right and interest in the Property to Seller, and then promptly return the Deposit to Purchaser. If Purchaser fails to provide Seller with written Notice of cancellation prior to the end of the Feasibility Period in strict accordance with the Notice provisions of this Purchase Contract, this Purchase Contract shall remain in full force and effect and Purchaser's obligation to purchase the Property shall be non-contingent and unconditional except as otherwise set forth herein.
     5.3 Purchaser shall indemnify and hold Seller harmless for any actions taken by Purchaser and its Consultants on the Property. Purchaser shall indemnify, defend (with attorneys to be selected by Purchaser but reasonably approved by Seller) and hold Seller harmless from any and all claims, damages, costs and liability which may arise due to such entries, surveys, tests, investigations and the like. Seller shall have the right, without limitation, to disapprove any and all entries, surveys, tests, investigations and the like that in their reasonable judgment could result in any injury to the Property or breach of any agreement, or expose Seller to any liability, costs, liens or violations of applicable law, or otherwise adversely affect the Property or Seller's interest therein. No consent by the Seller to any such activity shall be deemed to constitute a waiver by Seller or assumption of liability or risk by Seller. Purchaser hereby agrees to restore the Property to the same condition existing immediately prior to Purchaser's exercise of its rights pursuant to this 0 at Purchaser's sole cost and expense. Purchaser or its agent entering the Property shall maintain comprehensive public liability insurance with broad form contractual and personal injury liability endorsements with respect to the Property and Purchaser's activities carried on therein, and naming Seller as loss payee or additional insured. Such liability insurance shall provide coverages of not less than $1,000,000.00 for injury or death to any one person and $3,000,000.00 for injury or death to more than one person and $500,000.00 with respect to property damage, by water or otherwise). The provisions of this Section shall survive the Closing or termination of this Purchase Contract.
     5.4 Purchaser shall not permit any mechanic's or materialman?s liens or any other liens to attach to the Property by reason of the performance of any work or the purchase of any materials by Purchaser or any other party in connection with any studies or tests conducted by or for Purchaser. Purchaser shall give notice to Seller a reasonable time prior to entry onto the Property, shall deliver proof of insurance coverage required above to Seller and shall permit Seller to have a representative present during all investigations and inspections conducted with respect to the Property. Purchaser shall take all reasonable actions and implement all protections necessary to ensure that all actions taken in connection with the investigations and inspections of the Property, and all equipment, materials and substances generated, used or brought onto the Property pose no material threat to the safety of persons or the environment and cause no damage to the Property or other property of Seller or other persons. All information made available by Seller to Purchaser in accordance with this Purchase Contract or obtained by Purchaser in the course of its investigations shall be treated as confidential information by Purchaser, and, prior to the purchase of the Property by Purchaser, Purchaser shall use its reasonable efforts to prevent its Consultants, agents and employees from divulging such information to any unrelated third parties except as reasonably necessary to third parties engaged by Purchaser for the limited purpose of analyzing and investigating such information for the purpose of consummating the transaction contemplated by this Purchase Contract, including Purchaser's attorneys and representatives, prospective lenders and engineers.
                                ARTICLE VI
                                     TITLE
     6.1 Purchaser shall promptly secure a commitment for title insurance for the Property in an amount equal to the Purchase Price ("Title Commitment,") issued by Fidelity National Title Company ("Title Insurer") for an owner's title insurance policy on the most recent standard American Land Title Association ("ALTA") Policy form, together with legible copies of all instruments identified as exceptions therein and shall cause a copy thereof to be delivered to Seller during the Feasibility Period. Purchaser agrees that it shall be solely responsible for payment of all costs relating to procurement of the Title Commitment and any owner's title policy.
     6.2 Purchaser agrees to accept title to the Land and Improvements, so long as the same is insurable at ordinary rates and any conveyance by special warranty deed pursuant to this Purchase Contract shall be subject to the following, all of which shall be deemed "Permitted Exceptions" and Purchaser agrees to accept the deed and title subject thereto:
          (a)         Intentionally deleted; and
          (b) Such exceptions and matters approved by Purchaser, or disapproved by Purchaser and as the Title Company shall be willing to omit as exceptions to coverage; and
          (c)         All Commercial Leases; and
          (d) All Property Contracts which are not identified for termination by Purchaser during the Feasibility Period; and
          (e) Real estate and property taxes for the calendar year in which closing occurs to the extent not due and payable;
          (f)         Intentionally deleted; and
          (g) All matters of public record as of the effective time of the Title Commitment (as approved by Purchaser).
     6.3 The existence of other mortgages, liens, or encumbrances shall not be objections to title, provided that properly executed instruments in recordable form necessary to satisfy and remove the same of record are delivered to the Purchaser at Closing or, in the alternative, with respect to any mortgage or deed of trust liens, that payoff letters from the holder of the mortgage or deed of trust liens shall have been delivered to and accepted by the Title Insurer (sufficient to remove the same from the policy issued at Closing), together in either case, with recording and/or filing fees.
     6.4 Unpaid liens for taxes, charges, and assessments shall not be objections to title, but the amount thereof plus interest and penalties thereon shall be deducted from the Purchase Price to be paid for the applicable Property hereunder and allowed to Purchaser, subject to the provisions for apportionment of taxes and charges contained in 0 herein.
     6.5      Intentionally deleted.
     6.6      Intentionally deleted.
     6.7 If on the Closing Date, the state of title is other than in accordance with the requirements set forth in this Purchase Contract or if any condition to be fulfilled by Seller shall not be satisfied, Purchaser shall provide Seller with written Notice thereof at such time, or such title objection or unfulfilled condition shall be deemed waived by Purchaser in which case Purchaser and Seller shall proceed to consummate the Closing on the Closing Date. If Purchaser timely gives Seller such Notice, Seller at its sole option and upon Notice to Purchaser within Seven (7) calendar days following receipt of such Notice may elect to cure such objection or unfulfilled condition for up to thirty (30) calendar days. Should Seller be able to cure such title objection or condition, or should Seller be able to cause title insurance over the same by the Closing Date or any postponed Closing Date, or should Purchaser waive such objection or condition within such period for cure, then the Closing shall take place on or before ten (10) calendar days after Notice of such cure or waiver.
     6.8 If Seller does not elect to cure such objection or unfulfilled condition or during the period of cure Seller is unable or unwilling, in its sole discretion or opinion, to eliminate such title objection or cause Title Insurer to insure over such matter or satisfy such unfulfilled condition, Seller shall give Purchaser written Notice thereof, and if Purchaser does not waive such objection by written Notice delivered to Seller and the title company issuing the Title Commitment on or before Seven (7) calendar days following the date Seller gives such Notice, then this Purchase Contract shall automatically terminate, in which event Purchaser shall release and quitclaim all of Purchaser's right and interest in such Property to Seller, and the parties hereto shall have no further obligations to each other, except for Purchaser's obligations pursuant to Section 5.3 above, and the Deposit shall be immediately returned to Purchaser.
     6.9 Seller covenants that it will not voluntarily create or cause any lien or encumbrance to attach to the Property between the date of this Purchase Contract and the Closing Date; any such monetary lien or encumbrance so attaching by voluntary act of Seller shall be discharged by the Seller at or prior to Closing on the Closing Date or any postponed Closing Date. Except as expressly provided above, Seller shall not be required to undertake efforts to remove any other lien, encumbrance, security interest, exception, objection or other matter, to make any expenditure of money or institute litigation or any other judicial or administrative proceeding and Seller may elect not to discharge the same.
     6.10 Anything to the contrary notwithstanding, Purchaser shall not have any right to terminate this Purchase Contract or object to any lien, encumbrance, exception or other matter that is a Permitted Exception, that has been waived or deemed to have been waived by Purchaser.
     6.11     Intentionally deleted.
     6.12 Purchaser at Purchaser's sole cost and expense, may cause to be prepared a survey for the Property ("Survey"). Purchaser at Purchaser's sole cost and expense, may cause to be prepared an environmental report for the Property ("Environmental Report"). In the event the perimeter legal description of the Property contained in the Survey differs from that contained in the deed or deeds by which Seller took title to the Property, the latter description shall be used in the special warranty deed delivered to Purchaser at Closing, and the Survey legal shall be used in a quitclaim deed to the Property which also shall be delivered to Purchaser at Closing.
          (a) Should such Survey disclose conditions that give rise to a title exception other than a Permitted Exception, Purchaser shall have the right to object thereto within the Feasibility Period in accordance with the procedures set forth in ARTICLE 5 above.
          (b) Purchaser agrees to make payment in full of all costs of obtaining Surveys required by this Purchase Contract on or before Closing or termination of this Purchase Contract.
     6.13 Condition and Use of Property. From and after the date of Seller's execution hereof, Seller shall use commercially reasonable efforts to maintain Property in good condition and repair, and in accordance with customary and reasonable practices. From and after the date of Seller's execution hereof, Seller shall not grant or convey any easement, lease, license, permit or any other legal or beneficial interest in or to the Property without the prior written consent of Purchaser which consent shall not be unreasonably withheld or delayed. If during the Feasibility Period Purchaser unreasonably disapproves of any proposed action, Seller shall have the option to terminate this Purchase Contract upon five (5) days written notice to Purchaser (and Purchaser's failure to approve a lease which is for market rent from a financially competent tenant for a use which is not prohibited under any existing use restrictions shall be deemed unreasonable for purposes of determining whether Purchaser unreasonably disapproves a lease). Upon Purchaser's receipt of such termination notice, Purchaser shall have the right to either accept the termination (in which case the Deposit shall be returned to Purchaser and neither party shall have any obligation to the other, except as expressly set forth herein for provisions which survive termination), or Purchaser may approve the proposed action (which was previously disapproved), and permit the Purchase Contract to continue. If notice of approval of the proposed transaction or agreement is not delivered to Seller within five (5) days after Purchaser's receipt of the termination notice, Purchaser shall be deemed to have accepted Seller's termination. Seller shall not have the foregoing right of termination after the expiration of the Feasibility Period. Seller shall do or cause to be done all things reasonably within its control to preserve intact and unimpaired any and all easements, grants, appurtenances, privileges and licenses in favor of or constituting any portion of the Property.
                                ARTICLE VII
                                    CLOSING
     7.1      DATES, PLACES OF CLOSING, PRORATIONS, DELINQUENT RENT AND CLOSING
COSTS.
          (a) The Closing shall take place in the offices of such place as the parties shall mutually agree upon at a time mutually agreed upon on or before the Closing Date. If requested by Seller or Purchaser, the parties shall agree to conduct closing through a pre-closing, an escrow or other arrangement reasonably requested by Seller or Purchaser, whereby the Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means.
          (b) The Closing Date shall be fifteen (15) days following the expiration of the Feasibility Period and may be extended without penalty at the option of Seller to a date not later than thirty (30) days following the Closing Date specified above to satisfy a condition to be satisfied by Seller, or such later date as is mutually acceptable to Seller and Purchaser.
          (c) All normal and customarily proratable items, including, without limitation, Rents (as defined below), operating expenses, personal property taxes, other operating expenses and fees, shall be prorated as of the Closing Date, Seller being charged or credited, as appropriate, for all of same attributable to the period up to the Closing Date (and credited for any amounts paid by Seller attributable to the period on or after the Closing Date, if assumed by Purchaser) and Purchaser being responsible for, and credited or charged, as the case may be, for all of same attributable to the period on and after the Closing Date. All unapplied deposits under Tenant leases, if any, shall be transferred by Seller to Purchaser at the Closing. Purchaser shall assume at Closing the obligation to pay any accrued but unpaid tenant improvement allowances and leasing commissions under Commercial Leases executed after the Effective Date, together with any payments due parties under the Property Contracts assumed by Purchaser, provided all of the foregoing have been prorated. Any real estate ad valorem or similar taxes for the Property, or any installment of assessments payable in installments which installment is payable in the calendar year of Closing, shall be prorated to the date of Closing, based upon actual days involved. The proration of real property taxes or installments of assessments shall be based upon the assessed valuation and tax rate figures for the year in which the Closing occurs to the extent the same are available; provided, that in the event that actual figures (whether for the assessed value of the Property or for the tax rate) for the year of Closing are not available at the Closing Date, the proration shall be made using figures from the preceding year. The proration shall be final and unadjustable except as provided in the following paragraph. For purposes of this Section 0 and Section 0 and 0 the terms "Rent" and "Rents" shall include, without limitation, base rents, additional rents, percentage rents and common area maintenance charges. The provisions of this Section 0 shall apply during the Proration Period (as defined below).
          (d) If any of the items subject to proration hereunder cannot be prorated at the Closing because the information necessary to compute such proration is unavailable, or if any errors or omissions in computing prorations at the Closing are discovered subsequent to the Closing, then such item shall be reapportioned and such errors and omissions corrected as soon as practicable after the Closing Date and the proper party reimbursed, which obligation shall survive the Closing for a period (the "Proration Period") from the Closing Date until one (1) year after the Closing Date. Neither party hereto shall have the right to require a recomputation of a Closing proration or a correction of an error or omission in a Closing proration unless within the Proration Period one of the parties hereto (i) has obtained the previously unavailable information or has discovered the error or omission, and (ii) has given Notice thereof to the other party together with a copy of its good faith recomputation of the proration and copies of all substantiating information used in such recomputation. The failure of a party to obtain any previously unavailable information or discover an error or omission with respect to an item subject to proration hereunder and to give Notice thereof as provided above within the Proration Period shall be deemed a waiver of its right to cause a recomputation or a correction of an error or omission with respect to such item after the Closing Date.
          (e) If on the Closing Date any Tenant is in arrears in any Rent payment under any Tenant lease (the "Delinquent Rent"), any Delinquent Rent received by Purchaser and Seller from such Tenant after the Closing shall be applied to amounts due and payable by such Tenant during the following periods in the following order of priority: (i) first, to the period of time after the Closing Date, and (ii) second, to the period of time before the Closing Date.
If Delinquent Rent or any portion thereof received by Purchaser after the Closing are due and payable to the other party by reason of this allocation, the appropriate sum, less a proportionate share of any reasonable attorneys' fees and costs and expenses expended in connection with the collection thereof, shall be promptly paid to the other party. Any monies received by Seller after closing shall be forwarded to Purchaser for disbursement in accordance with the order of payment provided herein above. After the Closing, Seller shall continue to have the right, but not the obligation, in its own name, to demand payment of and to collect Delinquent Rent owed to Seller by any Tenant, which right shall include, without limitation, the right to continue or commence legal actions or proceedings against any Tenant (provided, that Seller shall not commence any legal actions or proceedings against any Tenant which continues as a Tenant at the Property after Closing without the prior consent of Purchaser, which will not be unreasonably withheld or delayed), and the delivery of the Assignment as defined in Section 0 shall not constitute a waiver by Seller of such right. Purchaser agrees to cooperate with Seller at no cost or liability to Purchaser in connection with all efforts by Seller to collect such Delinquent Rent and to take all steps, whether before or after the Closing Date, as may be necessary to carry out the intention of the foregoing, including, without limitation, the delivery to Seller, within seven (7) days after a written request, of any relevant books and records (including, without limitation, rent statements, receipted bills and copies of tenant checks used in payment of such rent), the execution of any and all consents or other documents, and the undertaking of any act reasonably necessary for the collection of such Delinquent Rent by Seller; provided, however, that Purchaser's obligation to cooperate with Seller pursuant to this sentence shall not obligate Purchaser to terminate any Tenant lease with an existing Tenant or evict any existing Tenant from the Property. The provisions of this Section 0 shall only apply during the Proration Period.
          (f)         Seller shall pay the cost of all transfer taxes (e.g.
excise stamp taxes). Purchaser shall pay the recording costs with respect to the Closing. Seller and Purchaser shall share equally in the costs of the Escrow Agent for escrow fees.
     7.2      ITEMS TO BE DELIVERED PRIOR TO OR AT CLOSING.
          (A) SELLER. At Closing, Seller shall deliver to Purchaser, each of the following items, as applicable:
               (i)           Special Warranty deed in the form attached as
Exhibit 7.2.1.1 to Purchaser. The acceptance of the deed at Closing, shall be deemed to be full performance of, and discharge of, every agreement and obligation on Seller's part to be performed under this Purchase Contract, except for those that this Purchase Contract specifically provides shall survive Closing.
               (ii) A Bill of Sale without recourse or warranty in the form attached as Exhibit 7.2.1.2 covering all Property Contracts, Commercial Leases, Permits (other than Excluded Permits) and Fixtures and Tangible Personal Property required to be transferred to Purchaser with respect to such Property. Purchaser shall countersign the same so as to effect an assumption by Purchaser, including, without limitation, of Seller's obligations thereunder.
               (iii) An Assignment (to the extent assignable and in force and effect) without recourse or warranty in the form attached as Exhibit
7.2.1.3 of all of Seller's right, title and interest in and to the Miscellaneous Property Assets, subject to any required consents. Purchaser shall countersign the same so as to effect an assumption by Purchaser, including, without limitation, of Seller's obligations thereunder.
               (iv)          A closing statement executed by Seller.
               (v) A vendor's affidavit, or at Seller's option an indemnity, as applicable, in the customary form reasonably acceptable to Seller to enable Title Insurer to delete the standard exceptions to the title insurance policy set forth in this Purchase Contract to be issued pursuant to the Title Commitments; and
               (vi) A certification of Seller's non-foreign status pursuant to Section 1445 of the Internal Revenue Code of 1986, as amended.
               (vii) Except for the items expressly listed above to be delivered at Closing, delivery of any other required items shall be deemed made by Seller to Purchaser, if Seller leaves such documents at the Property in their customary place of storage or in the custody of Purchaser's representatives.
               (viii) To the extent in Seller's possession or control, original copies of the Commercial Leases and Property Contracts, lease files, keys to the property, Seller's books and records (other than proprietary information) regarding the Property, and original copies of the tenant estoppels.
          (B) PURCHASER. At Closing, Purchaser shall deliver to the Title Company (for disbursement to Seller upon the Closing) the following items with respect to the Property being conveyed at such Closing:
               (i) The full Purchase Price as required by 0 hereof plus or minus the adjustments or prorations required by this Purchase Contract. If at Closing there are any liens or encumbrances on the Property that Seller is obligated or elects to pay and discharge, Seller may use any portion of the Purchase Price for the Property(s) to satisfy the same, provided that Seller shall have delivered to Title Company such Closing instruments in recordable form sufficient to satisfy such liens and encumbrances of record (or, as to any mortgages or deeds of trust, appropriate payoff letters, acceptable to the Title Insurer), together with the cost of recording or filing such instruments.
               (ii)          A closing statement executed by Purchaser.
               (iii) A countersigned counterpart of the Bill of Sale in the form attached as Exhibit 7.2.1.2.
               (iv) A countersigned counterpart of the Assignment in the form attached as Exhibit 7.2.1.3.
               (v) Such other instruments, documents or certificates as are required to be delivered by Purchaser to Seller in accordance with any of the other provisions of this Purchase Contract.
                                ARTICLE VIII
       REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AND PURCHASER
     8.1      REPRESENTATIONS AND WARRANTIES OF SELLER.
          (a) For the purpose of inducing Purchaser to enter into this Purchase Contract and to consummate the sale and purchase of the Property in accordance herewith, each Seller on its own behalf with respect to its own Property only, but not on behalf of the other Seller or Property it does not own, represents and warrants to Purchaser the following as of the Effective Date and as of the Closing Date:
               (i) Seller identified in the Recitals is lawfully and duly organized, and in good standing under the laws of the state of its formation set forth in the initial paragraph of this Purchase Contract; and has the power and authority to sell and convey the Property and to execute the documents to be executed by Seller and has taken as applicable, all corporate, partnership, limited liability company or equivalent entity actions required for the execution and delivery of this Purchase Contract, and the consummation of the transactions contemplated by this Purchase Contract. The compliance with or fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any Purchase Contract to which Seller is a party or by which Seller is otherwise bound. Seller has not made any other purchase contract for the sale of, or given any other person the right to purchase, all or any part of any of the Property;
               (ii) Seller owns insurable, fee title to the Property, including all real property contained therein required to be sold to Purchaser, subject only to the Permitted Exceptions (provided, however, that if this representation is or becomes untrue (other than as a result of Seller's willful misconduct in violation of this Purchase Contract), Purchaser's remedies shall be limited to the remedies set forth in Section 6.7 hereof and Seller shall have no other liability as a result thereof, either before or after Closing);
               (iii) There are no adverse or other parties in possession of the Property, except for occupants, guests and tenants under the Commercial Leases (provided, however, that if this representation is or becomes untrue, Purchaser's remedies shall be limited to the remedies set forth in Section 6.7 hereof).
               (iv) The joinder of no person or entity other than Seller is necessary to convey the Property, fully and completely to Purchaser at Closing, or to fulfill Seller's obligations and Seller has all necessary right and authority to convey and assign to Purchaser all contract rights and warranties required to be conveyed and assigned to Purchaser hereunder;
               (v) Purchaser has no duty to collect withholding taxes for Seller pursuant to the Foreign Investors Real Property Tax Act of 1980, as amended;
               (vi) To Seller's knowledge, there are no actions, proceedings, litigation or governmental investigations or condemnation actions either pending or threatened against the Property, as applicable;
               (vii) Seller has no knowledge of any claims for labor performed, materials furnished or services rendered in connection with constructing, improving or repairing any of the Property, as applicable, caused by Seller or its agents and which remain unpaid beyond the date for which payment was due and in respect of which liens may or could be filed against any of the Property, as applicable;
               (viii) To Seller's best knowledge, Seller has complied with all federal, state and local laws, mechanical and electrical codes, and administrative measures relating to the operation of the Property, including without limitation, applicable zoning and building ordinances;
               (ix) To Seller's best knowledge, Seller has not received any notices that the property is in violation of any environmental laws.
               (x) To Seller's best knowledge, other than the Leases, Service Contracts (which Purchaser agrees to assume), and tenant improvements and leasing commissions for leases executed after the Effective Date, there are no contracts or agreements entered into by Seller which Purchaser will be obligated to pay or perform after the Closing Date.
          (b) Except for the representations and warranties expressly set forth above in Subsection 8.1(a), Subsections (i-vii), the Property is expressly purchased and sold "AS IS," "WHERE IS," and "WITH ALL FAULTS." The Purchase Price and the terms and conditions set forth herein are the result of arm's-length bargaining between entities familiar with transactions of this kind, and said price, terms and conditions reflect the fact that Purchaser shall have the benefit of, and is not relying upon any information provided by Seller or Broker or statements, representations or warranties, express or implied, made by or enforceable directly against Seller or Broker, including, without limitation, any relating to the value of the Property, the physical or environmental condition of the Property, any state, federal, county or local law, ordinance, order or permit; or the suitability, compliance or lack of compliance of the Property with any regulation, or any other attribute or matter of or relating to the Property (other than any covenants of title contained in the deeds conveying the Property and the representations set forth above). Purchaser represents and warrants that as of the date hereof and as of the Closing Date, it has and shall have reviewed and conducted such independent analyses, studies, reports, investigations and inspections as it deems appropriate in connection with the Property. If Seller provides or has provided any documents, summaries, opinions or work product of consultants, surveyors, architects, engineers, title companies, governmental authorities or any other person or entity with respect to the Property, including, without limitation, the Offering prepared by Broker, Purchaser and Seller agree that Seller has done so or shall do so only for the convenience of both parties, Purchaser shall not rely thereon and the reliance by Purchaser upon any such documents, summaries, opinions or work product shall not create or give rise to any liability of or against Seller, Seller's partners or affiliates or any of their respective partners, officers, directors, participants, employees, contractors, attorneys, consultants, representatives, agents, successors, assigns or predecessors-in-interest. Except as set forth in the special warranty deed, Purchaser shall rely only upon any title insurance obtained by Purchaser with respect to title to the Property. Purchaser acknowledges and agrees that, except as otherwise set forth herein, no representation has been made and no responsibility is assumed by Seller with respect to current and future applicable zoning or building code requirements or the compliance of the Property with any other laws, rules, ordinances or regulations, the financial earning capacity or expense history of the Property, the continuation of contracts, continued occupancy levels of the Property, or any part thereof, or the continued occupancy by tenants of any Commercial Leases or, without limiting any of the foregoing, occupancy at Closing. Prior to Closing, Seller shall have the right, but not the obligation, to enforce its rights against any and all Property occupants, guests or tenants. Except as otherwise set forth herein, Purchaser agrees that the departure or removal, prior to Closing, of any of such guests, occupants or tenants shall not be the basis for, nor shall it give rise to, any claim on the part of Purchaser, nor shall it affect the obligations of Purchaser under this Purchase Contract in any manner whatsoever; and Purchaser shall close title and accept delivery of the deed with or without such tenants in possession and without any allowance or reduction in the Purchase Price under this Purchase Contract. Purchaser hereby releases Seller from any and all claims and liabilities relating to the foregoing matters, except as provided in
Section 0 below.
          (c) Seller and Purchaser agree that those representations contained in Section 0 shall survive Closing for a period of One (1) year (that is, any proceeding based on the breach of a representation contained in Section 0 that survives Closing must be commenced within One (1) year subsequent to the date of such representation).
          (d) Representations and warranties above made to the knowledge of Seller shall not be deemed to imply any duty of inquiry. For purposes of this Purchase Contract, the term Seller's "knowledge" shall mean and refer to only actual knowledge of the Designated Representative (as hereinafter defined) of the Seller and shall not be construed to refer to the knowledge of any other partner, officer, director, agent, employee or representative of the Seller, or any affiliate of the Seller, or to impose upon such Designated Representative any duty to investigate the matter to which such actual knowledge or the absence thereof pertains, or to impose upon such Designated Representative any individual personal liability. As used herein, the term ?Designated Representative? shall refer to Christy Couch, Assistant Property Manager, Insignia/ESG, P. O. Box 1027, Greenville, SC 29602 at (864) 298-8584 (Phone); and (864) 298-8528 (Fax).
     8.2      REPRESENTATIONS AND WARRANTIES OF PURCHASER
          (a) For the purpose of inducing Seller to enter into this Purchase Contract and to consummate the sale and purchase of the Property in accordance herewith, Purchaser represents and warrants to Seller the following as of the Effective Date and as of the Closing Date:
          (b) With respect to Purchaser and its business, Purchaser represents and warrants, in particular, that:
               (i) Purchaser is limited liability company duly organized, validly existing and in good standing under the laws of Colorado.
               (ii) Purchaser, acting through any of its or their duly empowered and authorized officers or members, has all necessary power and authority to own and use its properties and to transact the business in which it is engaged, and has full power and authority to enter into this Purchase Contract, to execute and deliver the documents and instruments required of Purchaser herein, and to perform its obligations hereunder; and no consent of any of Purchaser's officers or members are required to so empower or authorize Purchaser.
               (iii) No pending or, to the knowledge of Purchaser, threatened litigation exists which if determined adversely would restrain the consummation of the transactions contemplated by this Purchase Contract or would declare illegal, invalid or non-binding any of Purchaser's obligations or covenants to Seller.
               (iv) Purchaser is duly authorized to execute and deliver, acting through its duly empowered and authorized officers and members, respectively, and perform this Purchase Contract and all documents and instruments and transactions contemplated hereby or incidental hereto, and such execution, delivery and performance by Purchaser does not (i) violate any of the provisions of their respective articles of organization or operating agreement,
(ii) violate any provision of any law, governmental rule or regulation currently in effect, (iii) violate any judgment, decree, writ, injunction, award, determination or order currently in effect that names or is specifically directed at Purchaser or its property, and (iv) require the consent, approval, order or authorization of, or any filing with or notice to, any court or other governmental authority.
               (v) The joinder of no person or entity other than Purchaser is necessary to consummate the transactions to be performed by Purchaser and Purchaser has all necessary right and authority to perform such acts as are required and contemplated by this Purchase Contract.
          (c) Purchaser has not dealt with any broker, finder or any other person, in connection with the purchase of or the negotiation of the purchase of the Property that might give rise to any claim for commission against Seller or lien or claim against the Property.
          (d)         Intentionally Omitted.
                                ARTICLE IX
                        CONDITIONS PRECEDENT TO CLOSING
     9.1 Purchaser's obligation to close under this Purchase Contract, shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:
          (a) All of the documents required to be delivered by Seller to Purchaser at the Closing pursuant to the terms and conditions hereof shall have been delivered and shall be in form and substance reasonably satisfactory to Purchaser;
          (b) Each of the representations and warranties of Seller contained herein shall be true in all material respects as of the Closing Date;
          (c) Seller shall have complied with, fulfilled and performed in all material respects each of the covenants, terms and conditions to be complied with, fulfilled or performed by Seller hereunder;
          (d)         The issuance of the Title Policy as contemplated by
Section 5 of this Agreement.
          (e) Seller shall have delivered to Purchaser estoppel certificates required below. On or before five (5) days prior to Closing, Seller shall deliver to Purchaser estoppel certificates, dated within forty-five
(45) days of Closing on a form attached hereto as Exhibit 9.1.5 (the "Tenant Estoppels"), from at least 70% of the tenants. To the extent that less than 100% of the tenant's have delivered estoppels, Seller shall provide a Seller estoppel of equivalent form to its best knowledge.
          (f)         The absence on the Closing Date of:
               (i) Any material violation of any federal, state or local law, rule, regulation or ordinance affecting the use, occupancy or condition of the Property which has not been cured, remedied or waived; and
               Any material default by the landlord under any lease.
          (g) Notwithstanding anything to the contrary, there are no other conditions on Purchaser's obligation to Close except as expressly set forth above.
     9.2 Without limiting any of the rights of Seller elsewhere provided for in this Purchase Contract, Seller's obligation to close with respect to conveyance of a particular Property under this Purchase Contract shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:
          (a) Purchaser's representations and warranties set forth in this Purchase Contract shall have been true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date and as of the Effective Date as though such representations and warranties were made at and as of such date and time.
          (b) Purchaser shall have fully performed and complied with all covenants, conditions, and other obligations in this Purchase Contract to be performed or complied with by it at or prior to Closing including, without limitation, payment in full of the Purchase Price, after notice and cure rights if violated.
          (c) There shall not be pending or, to the knowledge of either Purchaser or Seller, any litigation or threatened litigation which, if determined adversely, would restrain the consummation of any of the transactions contemplated by this Purchase Contract or declare illegal, invalid or nonbinding any of the covenants or obligations of the Purchaser.
                                   ARTICLE X
                                   BROKERAGE
     10.1 Seller represents and warrants to Purchaser that it has dealt only with Pinnacle Realty Management Company, 7316 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814-2925 ("Broker") in connection with this Purchase Contract. Seller and Purchaser each represents and warrants to the other that other than Broker, it has not dealt with or utilized the services of any other real estate broker, sales person or finder in connection with this Purchase Contract, and each party agrees to indemnify the other party from and against all claims for brokerage commissions and finder's fees arising from or attributable to the acts of omissions of the indemnifying party.
     10.2 Seller agrees to pay Broker a commission according to the terms of a separate agreement. Broker shall not be deemed a party or third party beneficiary of this Purchase Contract.
     10.3 Broker assumes no responsibility for the condition of the Property or representation for the performance of this Purchase Contract by the Seller or Purchaser.
                                ARTICLE XI
                                   POSSESSION
     11.1 Possession of the Property subject to the Permitted Exceptions shall be delivered to Purchaser at the Closing, subject to Purchaser's right of entry for inspection as set forth in 0.
                                ARTICLE XII
                             DEFAULTS AND REMEDIES
     12.1 In the Event Purchaser defaults in its performance under this Purchase Contract on or prior to the Closing Date and consummation of the Closing does not occur by reason of such default by Purchaser, Seller and Purchaser agree that it would be impractical and extremely difficult to estimate the damages which Seller may suffer. Therefore, Seller and Purchaser hereby agree that, except for the Purchaser's obligations to Seller under Section 0, the reasonable estimate of the total net detriment that Seller would suffer in the event that Purchaser defaults hereunder on or prior to the Closing Date is and shall be, as Seller's sole remedy (whether at law or in equity), the right to receive from the Escrow Agent and retain the full amount of the Deposit. The payment and performance of the above as liquidated damages is not intended as a forfeiture or penalty within the meaning of applicable law and is intended to settle all issues and questions about the amount of damages suffered by Seller in the applicable event, except only for damages under Section 0 above, irrespective of the time when the inquiry about such damages may take place. Upon any such failure by Purchaser hereunder, this Purchase Contract shall be terminated, and neither party shall have any further rights or obligations hereunder, each to the other, except for the Purchaser's obligations to Seller under Section 0 above, and the right of Seller to collect such liquidated damages to the extent not theretofore paid by Purchaser.
     12.2 Provided that Purchaser has not terminated this Purchase Contract and is not otherwise in default hereunder, if the Closing does not occur as a result of Seller's default hereunder, Purchaser's sole remedy shall be to elect to terminate this Purchase Contract and receive reimbursement of the Deposit (or so much thereof as has been received by Escrow Agent) or to seek specific performance of this Purchase Contract.
                                ARTICLE XIII
                            RISK OF LOSS OR CASUALTY
     The risk of loss or damage to the Property by fire or other casualty until the deed of conveyance is recorded is assumed by the Seller, provided that the Seller's responsibility shall be only to the extent of any recovery from insurance now carried on the Property plus applicable deductibles. Upon assignment to Purchaser of any insurance proceeds in respect of fire or other casualty occurring between the Effective Date of this contract and the time of settlement plus a credit for applicable deductibles, Purchaser shall have no right to terminate this Purchase Contract on account thereof (unless the damage is estimated to be in excess of $200,000, in which case Purchaser may terminate this Agreement and receive the return of the Deposit), but Seller shall assign to Purchaser its interest in and to any insurance policies and proceeds thereof payable as a result of such damage or destruction. Seller shall not, in any event, be obligated to effect any repair, replacement, and/or restoration, but may do so at its option in which case Seller may apply the insurance proceeds to the costs of restoration.
                                ARTICLE XIV
                                  RATIFICATION
     14.1 This Purchase Contract shall be null and void unless fully ratified by Purchaser and Seller on or before May 27, 1999.
                                ARTICLE XV
                                 EMINENT DOMAIN
     15.1 In the event that at the time of Closing all or any part of the Property is (or has previously been) acquired, or is about to be acquired, by authority of any governmental agency in purchase in lieu thereof (or in the event that at such time there is any notice of any such acquisition or intent to acquire by any such governmental agency), Purchaser shall have the right, at Purchaser's option, to terminate this Purchase Contract by giving written Notice within Fifteen (15) days of Purchaser's receipt from Seller of the occurrence of such event and recover the Deposit hereunder, or to settle in accordance with the terms of this Purchase Contract for the full Purchase Price and receive the full benefit or any condemnation award.
                                ARTICLE XVI
                                 MISCELLANEOUS
     16.1     EXHIBITS AND SCHEDULES
     All Exhibits and Schedules annexed hereto are a part of this Purchase Contract for all purposes.
     16.2     ASSIGNABILITY
     Subject to Section 16.18, this Purchase Contract is not assignable without first obtaining the prior written approval of the non-assigning party, except that Purchaser may assign all or an undivided interest in this Purchaser Contract to one or more entities so long as (i) Purchaser or its affiliate remains a part of the purchasing entity(ies), and (ii) Seller consents thereto (which consent shall not be unreasonably withheld or delayed).
     16.3     BINDING EFFECT
     This Purchase Contract shall be binding upon and inure to the benefit of Seller and Purchaser, and their respective successors, heirs and permitted assigns.
     16.4     CAPTIONS
     The captions, headings, and arrangements used in this Purchase Contract are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.
     16.5     NUMBER AND GENDER OF WORDS
     Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.
     16.6     NOTICES
     All Notices, demands, requests and other communications required pursuant to the provisions of this Purchase Contract ("Notice") shall be in writing and shall be deemed to have been properly given or served for all purposes (i) if sent by Federal Express or another nationally recognized overnight carrier for next business day delivery, on the first business day following deposit of such Notice with such carrier addressed as set forth below, or (ii) if personally delivered, on the actual date of delivery or (iii) if sent by certified mail, return receipt requested postage prepaid, on the Fifth (5th) business day following the date of mailing addressed as follows:

 If to Seller:                             If to Purchaser:

 Drexel Burnham Lambert Real Estate        SB Orchard, LLC
 Associates Limited Partnership            c/o Black Equities
 1873 South Bellaire Street, 17th Floor    433 North Camden Drive, Suite 1070
 Denver, Colorado  80222                   Beverly Hills, California  90210
 Attn:  Mr. Harry Alcock                   Attn:  Mr. Sam Rosenwald

                     And
 Drexel Burnham Lambert Real Estate        With a copy to:
 Associates II Limited Partnership         Brownstein Hyatt Farber & Strickland,
 1873 South Bellaire Street, 17th Floor    P.C.
 Denver, Colorado  80222                   410 Seventeenth Street, 22nd Floor
 Attn:  Mr. Harry Alcock                   Denver, Colorado  80202-4437
                                           Attn:  Robert Kaufmann, Esq.
                     And

 Argent Real Estate
 1401 Brickell Avenue, Suite 520
 Miami, Florida  33131
 Attn:  Mr. David Marquette

                with a copy to:

 Loeb & Loeb
 1000 Wilshire Boulevard, Suite 1800
 Los Angeles, California  90017
 Attn:     Andrew S. Clare, Esq.
           Karen N. Higgins, Esq.

     Any of the parties may designate a change of address by Notice in writing to the other parties. Whenever in this Purchase Contract the giving of Notice by mail or otherwise is required, the giving of such Notice may be waived in writing by the person or persons entitled to receive such Notice.
     16.7     GOVERNING LAW AND VENUE
     The laws of the State of North Carolina shall govern the validity, construction, enforcement, and interpretation of this Purchase Contract, unless otherwise specified herein except for the conflict of laws provisions thereof. All claims, disputes and other matters in question arising out of or relating to this Purchase Contract, or the breach thereof, shall be decided by proceedings instituted and litigated in the United States District Court for the district in which the Property is situated, and the parties hereto expressly consent to the venue and jurisdiction of such court.
     16.8     ENTIRETY AND AMENDMENTS
     This Purchase Contract embodies the entire Purchase Contract between the parties and supersedes all prior Purchase Contracts and understandings, if any, relating to the Property, and may be amended or supplemented only by an instrument in writing executed by the party against whom enforcement is sought.
     16.9     SEVERABILITY
     If any provision of this Purchase Contract is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable. The Purchase Contract shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Purchase Contract; and the remaining provisions of this Purchase Contract shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Purchase Contract. In lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Purchase Contract a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible to make such provision legal, valid, and enforceable.
     16.10    MULTIPLE COUNTERPARTS
     This Purchase Contract may be executed in a number of identical counterparts. If so executed, each of such counterparts is to be deemed an original for all purposes and all such counterparts shall, collectively, constitute one Purchase Contract. In making proof of this Purchase Contract, it shall not be necessary to produce or account for more than one such counterparts.
     16.11    FURTHER ACTS
     In addition to the acts and deeds recited herein and contemplated and performed, executed and/or delivered by Seller and Purchaser, Seller and Purchaser agree to perform, execute and/or deliver or cause to be performed, executed and/or delivered any and all such further acts, deeds, and assurances as may be necessary to consummate the transactions contemplated hereby.
     16.12    CONSTRUCTION
     No provision of this Purchase Contract shall be construed in favor of, or against, any particular party by reason of any presumption with respect to the drafting of this Purchase Contract; both parties, being represented by counsel, having fully participated in the negotiation of this instrument.
     16.13    CONFIDENTIALITY
     Purchaser shall not disclose the terms and conditions contained in this Purchase Contract, shall keep the same confidential, provided that Purchaser may disclose the terms and conditions of this Purchase Contract (i) as required by law, (ii) to consummate the terms of this Purchase Contract, or any financing relating thereto, or (iii) to Purchaser's or Seller's lenders, attorneys, affiliates, and accountants,. Any information provided by Seller to Purchaser under the terms of this Purchase Contract is for informational purposes only.
In providing such information to Purchaser, except as otherwise expressly set forth herein, Seller makes no representation or warranty, express, written, oral, statutory, or implied, and all such representations and warranties are hereby expressly excluded. Other than the express representations and warranties set forth herein, Purchaser shall not in any way be entitled to rely upon the accuracy of such information. Such information is also confidential and Purchaser shall be prohibited from making such information public to any other person or entity other than its agents, lenders, attorneys, affiliates, and legal representatives, without Seller's prior written authorization, which may be granted or denied in Seller's sole discretion.
     16.14    TIME OF THE ESSENCE
     It is expressly agreed by the parties hereto that time is of the essence with respect to this Purchase Contract.
     16.15    CUMULATIVE REMEDIES AND WAIVER
     No remedy herein conferred or reserved is intended to be exclusive of any other available remedy or remedies herein conferred or referred, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Purchase Contract. No delay or omission to exercise any right or power accruing upon any default, omission, or failure of performance hereunder shall impair any right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. No waiver, amendment, release, or modification of this Purchase Contract shall be established by conduct, custom, or course of dealing.
     16.16    LITIGATION EXPENSES
     In the event either party hereto commences litigation against the other to enforce its rights hereunder, the prevailing party in such litigation shall be entitled to recover from the other party its reasonable attorneys' fees and expenses incidental to such litigation.
     16.17    TIME PERIODS
     Should the last day of a time period fall on a weekend or legal holiday, the next Business Day thereafter shall be considered the end of the time period.
     16.18    EXCHANGE
     At Seller's sole cost and expense, Seller may structure the sale of the Property to Purchaser as a Like Kind Exchange under Internal Revenue Code
Section 1031 whereby Seller will acquire certain property (the "Like Kind Exchange Property") in conjunction with the sale of the Property (the "Like Kind Exchange"). Purchaser shall cooperate fully and promptly with Seller's conduct of the Like Kind Exchange, provided that all costs and expenses generated in connection with the Like Kind Exchange shall be borne solely by Seller, and Purchaser shall not be required to take title to or contract for the purchase of any other property. If Seller uses a qualified intermediary to effectuate the exchange, any assignment of the rights or obligations of Seller hereunder shall not relieve, release or absolve Seller of its obligations to Purchaser. In no event shall the Closing Date be delayed by the Like Kind Exchange. Seller shall indemnify and hold harmless Purchaser from and against any and all liability arising from and out of the Like Kind Exchange.
     At Purchaser's sole cost and expense, Purchaser may structure the purchase of the Property from Seller as a Like Kind Exchange under Internal Revenue Code
Section 1031. Seller shall cooperate fully and promptly with Purchaser's conduct of the Like Kind Exchange, provided that all costs and expenses generated in connection with the Like Kind Exchange shall be borne solely by Purchaser, and Seller shall not be required to take title to or contract for the purchase of any other property. If Purchaser uses a qualified intermediary to effectuate the exchange, any assignment of the rights or obligations of Purchaser hereunder shall not relieve, release or absolve Purchaser of its obligations to Seller. In no event shall the Closing Date be delayed by the Like Kind Exchange. Purchaser shall indemnify and hold harmless Seller from and against any and all liability arising from and out of the Like Kind Exchange.
     16.19 NO PERSONAL LIABILITY OF OFFICERS, TRUSTEES OR DIRECTORS OF SELLER Purchaser acknowledges that this Agreement is entered into by each Seller which is a New York limited partnership, and Purchaser agrees that no individual officer, partner, trustee, director or representative of Seller or its' partners shall have any personal liability under this Agreement or any document executed in connection with the transactions contemplated by this Agreement.
     Seller acknowledges that this Agreement is entered into by Purchaser which is a Colorado limited liability company, and Seller agrees that no individual officer, trustee, member, manager, director or representative of Purchaser shall have any personal liability under this Agreement or any document executed in connection with the transactions contemplated by this Agreement.
     16.20    NO EXCLUSIVE NEGOTIATIONS
     Seller shall have the right, at all times, to solicit backup offers and enter into discussions, negotiations, or any other communications concerning or related to the sale of the Property with any third-party; provided, however, that such communications are subject to the terms of this Agreement, and that Seller shall not enter into any contract or binding agreement with a third-party for the sale of the Property unless such agreement is contingent on the termination of this Agreement without the Property having been conveyed to Purchaser.
     NOW WHEREFORE, the parties hereto have executed this Purchase Contract under seal as of the date first set forth above.
SELLER: DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES LIMITED PARTNERSHIP, a New York limited partnership [SEAL]
[Corporate Seal]                   By:  DBL Properties Corporation, a New York
                                   corporation, Its General Partner
         By:                                      _____________________________
          Its __________________________
          DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES II LIMITED PARTNERSHIP, a New York limited partnership [SEAL]
[Corporate Seal]                   By:  DBL Properties Corporation, a New York
                                   corporation, Its General Partner
         By:                                      _____________________________
          Its __________________________
PURCHASER:     SB ORCHARD, LLC, a Colorado limited liability company  [SEAL]
                                   By:     Tymar, LLC, a California limited
                                   liability company, Its Manager  [SEAL]
     By:____________________ [SEAL]
     Robert K. Barth
     Its Managing Member

STATE OF ________________
COUNTY OF ______________

     I, _____________________________________, a Notary Public of the County and
State aforesaid, certify that ____________________________ personally came before me this day and acknowledged that ____he is _____________________ Secretary of DBL Properties Corporation, a New York corporation and general partner of Drexel Burnham Lambert Real Estate Associates Limited Partnership, a New York limited partnership, and that, by authority duly given and as the act of the corporation in its capacity as general partner of Drexel Burnham Lambert Real Estate Associates Limited Partnership, and as the act of said limited partnership, the foregoing agreement was signed in its name by its __________________ President, sealed with its corporate seal, and attested by
_____self as its ______________________Secretary.

     WITNESS my hand and notarial seal, this _____ day of ___________________, 1999.

                              _______________________________________
                              Notary Public
My commission expires:
____________________

[NOTARY SEAL]


STATE OF ________________
COUNTY OF ______________

     I, _____________________________________, a Notary Public of the County and
State aforesaid, certify that ____________________________ personally came before me this day and acknowledged that ____he is _____________________ Secretary of DBL Properties Corporation, a New York corporation and general partner of Drexel Burnham Lambert Real Estate Associates II Limited Partnership, a New York limited partnership, and that, by authority duly given and as the act of the corporation in its capacity as general partner of Drexel Burnham Lambert Real Estate Associates II Limited Partnership, and as the act of said limited partnership, the foregoing agreement was signed in its name by its __________________ President, sealed with its corporate seal, and attested by
_____self as its ______________________Secretary.

     WITNESS my hand and notarial seal, this _____ day of ___________________, 1999.

                              _______________________________________
                              Notary Public
My commission expires:
____________________

[NOTARY SEAL]
STATE OF ________________
COUNTY OF ______________

     I, _____________________________, a Notary Public of the County and State aforesaid, certify that Robert K. Barth, managing member of Tymar, LLC, a California limited liability company which is manager of SB Orchard, LLC, a Colorado limited liability company, personally appeared before me this day and acknowledged the execution of the foregoing agreement in his capacity as managing member of Tymar, LLC and as the act of SB Orchard, LLC.

     WITNESS my hand and official stamp or seal, this ______ day of _________________,
1999.

                              _________________________________________
                              Notary Public

My Commission expires:

_____________________

[NOTARY SEAL]

                                  EXHIBIT A-1
                        LEGAL DESCRIPTION FOR WENDOVER I
Tract I
Morehead Township, Guilford County, North Carolina:
Beginning at an iron stake in the north right of way line of West Wendover Avenue, said stake being situated at North State Pyrophyllite Company's Southeast corner; thence with North State Pyrophyllite Company's East line North
0. 01' 40" East 730 feet to a point, corner with Lot 1-A, as shown on Plat Book 66, Page 38, Guilford County Public Registry; thence with the south line of Lot 1-A. South 89. 58' 20" East 241.64 feet to a point in the west line of a 40 foot access easement South 0. 01' 40" West 579.87 feet to a point; thence South
30. 27' 30" East 37.92 feet to a point in the north right of way line of West Wendover Avenue; thence with the north right of way line of West Wendover Avenue South 59. 32' 30" West 80.78 feet and South 68. 12' 30" West 209.97 feet (chord distance) to the point and place of Beginning. Containing 3.776 acres, more or less as shown on plat of survey by Robert E. Wilson, Inc., Job No. 32.154, as dated April 17, 1980 and being all of Lot 1 of a re-subdivision of Lot 1, American Construction, Inc. property, as per plat thereof recorded in Plat Book 66, Page 38, Office of the Registrar of Deeds, of Guilford County, North Carolina.
Tract II
Located in Guilford County, State of North Carolina and is hereby described as follows:
Being a part of that certain tract of land designated as a 40.0' access easement, utility and drainage easement for Lots 1, 1A & 2 on plat of American Construction, Inc. property recorded in Plat Book 66, page 38, Guilford County Registry, and being a portion of Lot 2 as shown on said plat, which tract is more particularly described as follows:
Beginning at a point on the northwesterly side of West Wendover Avenue at the centerline of a 40' Access Easement shown on the above-referenced plat;
Running thence along said centerline, N 30. 27' 30" W 32.70' and N 00. 01' 40" E 574.17' to a point;
Running thence S 89. 58' 20" E 20' to the easterly side of the 40' Access Easement area;
Running thence along said easterly side, S 00. 01' 40" W 524.31' and S 30. 27' 30" E 65.54' to the northwesterly side of West Wendover Avenue:
Running thence along said northwesterly side of West Wendover Avenue, S 59. 32' 30" W 42.50' to the point or place of beginning.
Save and except a perpetual non-exclusive easement for ingress, egress and regress over said tract and an easement for the installation and maintenance of utilities therein and thereunder which is reserved by the grantor for the non-exclusive use of their customers, employees, independent contractors and invitees, and their successors and assigns.
Tract III
Together with a perpetual non-exclusive easement from ingress, egress and regress across the following described tract of land:
Beginning at a point in the southerly margin of Spring Garden Street at the centerline of the 40' Access Easement area shown on Plat Book 66, page 38; Running thence along said centerline, S 00. 0l' 40" W 172.74';
Running thence S 89. 58' 20" E 20' to the easterly side of the 40' Access Easement Area;
Running thence along said easterly side N 00. 01' 40" E 162.50' to the southerly margin of Spring Garden Street.
Running thence along said southerly margin, N 61. 17' 35" W 21' more or less to the point or place of beginning.



                                  EXHIBIT A-2
                       LEGAL DESCRIPTION FOR WENDOVER II
TRACT I
Located in Guilford County, State of North Carolina and is hereby described as follows:
Beginning at a point in the North Right-of-Way of West Wendover Avenue, said point being the southeast corner of lot 1 of the American Construction, Inc. Subdivision as recorded in Plat Book 65, Page 41 and also being a point on the east line of a 40' access easement; thence from said point North 30. - 27' - 20" West 65.54' to a point; thence North 00. - 01' - 40" East 524.31' along the east line of an access easement to a point; thence North 89. - 59' - 20" West 20.0' to a point, said points being the northeast corner of lot 1 and the northeast corner of lot 1-A; thence North 00. - 01' - 40" East 172.74' along the common lot line of lot 1-A and lot 2 to a point; thence South 61.-17'-35" East 90.0' to a point; thence South 60.-42'-35" East 693.24' to a point; said point being the north Right-of-Way line of West Wendover Avenue; thence with the Right-of-Way of West Wendover Avenue South 59.-32'-30" West 731.86' to the point of beginning being part of lot 2 of the American Construction, Inc. Subdivision recorded in Plat Book 65, Page 41 and containing 5.859 Acres more or less.
TRACT II
Together with a perpetual non-exclusive easement for ingress, egress and regress and an easement for the installation and maintenance of utilities therein and thereunder that certain tract of land described in deed by Southmark Corporation to Drexel Burnham Lambert Real East Associates recorded in Book 3298, page 0064, aforesaid records, for the non-exclusive use of their customers, employees, independent contractors and invitees, and their successors and assigns.
TRACT III
Located in Guilford County, State of North Carolina and is hereby described as follows:
Being a part of that certain tract of land designated as a 40.0' access easement; utility and drainage easement for Lots 1, 1A & 2 on plat of American Construction, Inc. property recorded in Plat Book 66, page 38, Guilford County Registry, and being a portion of Lot 1A as shown on said plat, which tract is more particularly described as follows:
Beginning at a point located at the southeasterly corner of Lot 1 as shown on a resubdivision of American Construction, Inc. Property as shown on plat recorded in Plat Book 66, page 38, Guilford County Registry;

Running thence along the easterly side of Lot 1, N 30.27'30" W 37.92' and N 00.01'40" E 579.87' to the northeast corner of Lot 1;
Running thence S 89.58'20" E 20' to the centerline of the 40' Access Easement area;
Running thence along said centerline, S 00.01'40" W 574.17' to a point;
Running thence S 30.27'30" E 32.70' to the northwesterly side of West Wendover Avenue;
Running thence along same, S 59.32'30" W 20' to the point or place of beginning. Save and except as a perpetual non-exclusive easement for ingress, egress and regress over said tract and an easement for the installation and maintenance of utilities therein and thereunder which is reserved by the grantor for the non-exclusive use of their customers, employees, independent contractors or invitees, and their successors and assigns.
TRACT IV
Together with a perpetual non-exclusive easement for ingress, egress and regress across the following described tract of land:
Beginning at a point located at the northeasterly corner of Lot 1 as shown on a resubdivision of American Construction, Inc., property as shown on plat recorded in Plat Book 66, page 38, Guilford County Registry:
Running thence N 00.01'40" E 182.50' to a point in the margin of Spring Garden Street;
Running thence with the margin of Spring Garden Street, (2) calls as follows:
          - S 64.21'20" E 11.50'
          - S 61.17'35" E 8.41'
to the centerline of the 40' Access Easement Area;
Running thence along said centerline, S 00.01'40" W 172.24'; to a point;
Running thence N 89.58'20" W 20' to the point or place of beginning.
TRACT V
Together with a perpetual non-exclusive easement for ingress, egress and regress across the southerly 25 feet of Lot 1A which easement is more particularly described as follows:
Beginning at the northwesterly corner of Lot 1 and the southwesterly corner of Lot 1A as shown on a resubdivision of American Construction Inc. property as per plat recorded in Plat Book 66, page 38 in the Guilford County Registry and running thence from said beginning point
N 00.01'40" E 25 feet to a point; thence S 89.58'20" E 241.64 feet to a point; thence
S 00.01'40" W 25 feet to a point, thence N 29.58'20" W 241.64 feet to the point or place of beginning.

                                 EXHIBIT 1.1.5
                            LIST OF EXCLUDED PERMITS
                             To Be Inserted, If Any
                                 EXHIBIT 1.1.7
                LIST OF EXCLUDED PERSONAL PROPERTY OR EQUIPMENT
                             To Be Inserted, If Any
                                 EXHIBIT 3.1.1
                            FORM OF QUITCLAIM DEEDS
                                 [SEE ATTACHED]

                      [FORM OF WENDOVER I QUITCLAIM DEED]

Drawn by and
Return after recording to:         Randall A. Underwood, Esq.
                    Brooks, Pierce, McLendon, Humphrey & Leonard, L.L.P.
                    P. O. Box 26000, Greensboro, NC  27420

================================================================================
=

                               NON-WARRANTY DEED

     THIS DEED made this _____ day of _________________, 1999, by and between SB Orchard, LLC, a Colorado limited liability company having an address of 433 North Camden Drive, Suite 1070, Beverly Hills, California 90210 ("GRANTOR") and Drexel Burnham Lambert Real Estate Associates Limited Partnership, a New York limited partnership having an address of 1873 South Bellaire Street, 17th Floor, Denver, Colorado 80222 ("GRANTEE") (the designation Grantor and Grantee as used herein shall include said parties, their heirs, successors and assigns, and shall include singular, plural, masculine, feminine or neuter as required by context);

                                  WITNESSETH:

     That Grantor, for a valuable consideration paid by the Grantee, the receipt of which is hereby acknowledged, has granted and sold and by these presents does grant, bargain, sell and convey unto the Grantee in fee simple Grantor's right, title and interest in and to those certain lots or parcels of land situated in Morehead Township, Guilford County, North Carolina, which are more particularly described as follows:

     See Exhibit A attached hereto.

     TO HAVE AND TO HOLD the aforesaid lots or parcels of land and all privileges and appurtenances thereto belonging to the Grantee in fee simple.

     THE GRANTOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO TITLE TO THE PROPERTY HEREINABOVE DESCRIBED.

     IN WITNESS WHEREOF, the managing member of Tymar, LLC, manager of Grantor, has executed this instrument under seal for and on behalf of Tymar, LLC and as the act of Grantor, the day and year first above written.

GRANTOR:  SB ORCHARD, LLC, a Colorado limited liability company [SEAL]
By: Tymar, LLC, a California limited liability company, Its Manager [SEAL] By:____________________[SEAL]
     Robert K. Barth
     Its Managing Member


STATE OF ________________
COUNTY OF ______________

     I, _____________________________, a Notary Public of the County and State aforesaid, certify that Robert K. Barth, managing member of Tymar, LLC, a California limited liability company which is manager of SB Orchard, LLC, a Colorado limited liability company, personally appeared before me this day and acknowledged the execution of the foregoing agreement in his capacity as managing member of Tymar, LLC and as the act of SB Orchard, LLC.

     WITNESS my hand and official stamp or seal, this ______ day of _________________,
1999.

                              _________________________________________
                              Notary Public

My Commission expires:

_____________________

[NOTARY SEAL]

                                  EXHIBIT "A"
                               LEGAL DESCRIPTION
Tract I
Morehead Township, Guilford County, North Carolina:
Beginning at an iron stake in the north right of way line of West Wendover Avenue, said stake being situated at North State Pyrophyllite Company's Southeast corner; thence with North State Pyrophyllite Company's East line North
0. 01' 40" East 730 feet to a point, corner with Lot 1-A, as shown on Plat Book 66, Page 38, Guilford County Public Registry; thence with the south line of Lot 1-A. South 89. 58' 20" East 241.64 feet to a point in the west line of a 40 foot access easement South 0. 01' 40" West 579.87 feet to a point; thence South
30. 27' 30" East 37.92 feet to a point in the north right of way line of West Wendover Avenue; thence with the north right of way line of West Wendover Avenue South 59. 32' 30" West 80.78 feet and South 68. 12' 30" West 209.97 feet (chord distance) to the point and place of Beginning. Containing 3.776 acres, more or less as shown on plat of survey by Robert E. Wilson, Inc., Job No. 32.154, as dated April 17, 1980 and being all of Lot 1 of a re-subdivision of Lot 1, American Construction, Inc. property, as per plat thereof recorded in Plat Book 66, Page 38, Office of the Registrar of Deeds, of Guilford County, North Carolina.
Tract II
Located in Guilford County, State of North Carolina and is hereby described as follows:
Being a part of that certain tract of land designated as a 40.0' access easement, utility and drainage easement for Lots 1, 1A & 2 on plat of American Construction, Inc. property recorded in Plat Book 66, page 38, Guilford County Registry, and being a portion of Lot 2 as shown on said plat, which tract is more particularly described as follows:
Beginning at a point on the northwesterly side of West Wendover Avenue at the centerline of a 40' Access Easement shown on the above-referenced plat;
Running thence along said centerline, N 30. 27' 30" W 32.70' and N 00. 01' 40" E 574.17' to a point;
Running thence S 89. 58' 20" E 20' to the easterly side of the 40' Access Easement area;
Running thence along said easterly side, S 00. 01' 40" W 524.31' and S 30. 27' 30" E 65.54' to the northwesterly side of West Wendover Avenue:
Running thence along said northwesterly side of West Wendover Avenue, S 59. 32' 30" W 42.50' to the point or place of beginning.
Save and except a perpetual non-exclusive easement for ingress, egress and regress over said tract and an easement for the installation and maintenance of utilities therein and thereunder which is reserved by the grantor for the non-exclusive use of their customers, employees, independent contractors and invitees, and their successors and assigns.
Tract III
Together with a perpetual non-exclusive easement from ingress, egress and regress across the following described tract of land:
Beginning at a point in the southerly margin of Spring Garden Street at the centerline of the 40' Access Easement area shown on Plat Book 66, page 38; Running thence along said centerline, S 00. 0l' 40" W 172.74';
Running thence S 89. 58' 20" E 20' to the easterly side of the 40' Access Easement Area;
Running thence along said easterly side N 00. 01' 40" E 162.50' to the southerly margin of Spring Garden Street.
Running thence along said southerly margin, N 61. 17' 35" W 21' more or less to the point or place of beginning.

                      [FORM OF WENDOVER II QUITCLAIM DEED]

Drawn by and
Return after recording to:         Randall A. Underwood, Esq.
                    Brooks, Pierce, McLendon, Humphrey & Leonard, L.L.P.
                    P. O. Box 26000, Greensboro, NC  27420

================================================================================
=

                               NON-WARRANTY DEED

     THIS DEED made this _____ day of _________________, 1999, by and between SB Orchard, LLC, a Colorado limited liability company having an address of 433 North Camden Drive, Suite 1070, Beverly Hills, California 90210 ("GRANTOR") and Drexel Burnham Lambert Real Estate Associates II Limited Partnership, a New York limited partnership having an address of 1873 South Bellaire Street, 17th Floor, Denver, Colorado 80222 ("GRANTEE") (the designation Grantor and Grantee as used herein shall include said parties, their heirs, successors and assigns, and shall include singular, plural, masculine, feminine or neuter as required by context);

                                  WITNESSETH:

     That Grantor, for a valuable consideration paid by the Grantee, the receipt of which is hereby acknowledged, has granted and sold and by these presents does grant, bargain, sell and convey unto the Grantee in fee simple Grantor's right, title and interest in and to those certain lots or parcels of land situated in Morehead Township, Guilford County, North Carolina, which are more particularly described as follows:

     See Exhibit A attached hereto.

     TO HAVE AND TO HOLD the aforesaid lots or parcels of land and all privileges and appurtenances thereto belonging to the Grantee in fee simple.

     THE GRANTOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO TITLE TO THE PROPERTY HEREINABOVE DESCRIBED.

     IN WITNESS WHEREOF, the managing member of Tymar, LLC, manager of Grantor, has executed this instrument under seal for and on behalf of Tymar, LLC and as the act of Grantor, the day and year first above written.

GRANTOR:  SB ORCHARD, LLC, a Colorado limited liability company [SEAL]
By: Tymar, LLC, a California limited liability company, Its Manager [SEAL] By:____________________[SEAL]
     Robert K. Barth
     Its Managing Member


STATE OF ________________
COUNTY OF ______________

     I, _____________________________, a Notary Public of the County and State aforesaid, certify that Robert K. Barth, managing member of Tymar, LLC, a California limited liability company which is manager of SB Orchard, LLC, a Colorado limited liability company, personally appeared before me this day and acknowledged the execution of the foregoing agreement in his capacity as managing member of Tymar, LLC and as the act of SB Orchard, LLC.

     WITNESS my hand and official stamp or seal, this ______ day of _________________,
1999.

                              _________________________________________
                              Notary Public

My Commission expires:

_____________________

[NOTARY SEAL]

                                  EXHIBIT "A"
                               LEGAL DESCRIPTION
TRACT I
Located in Guilford County, State of North Carolina and is hereby described as follows:
Beginning at a point in the North Right-of-Way of West Wendover Avenue, said point being the southeast corner of lot 1 of the American Construction, Inc. Subdivision as recorded in Plat Book 65, Page 41 and also being a point on the east line of a 40' access easement; thence from said point North 30. - 27' - 20" West 65.54' to a point; thence North 00. - 01' - 40" East 524.31' along the east line of an access easement to a point; thence North 89. - 59' - 20" West 20.0' to a point, said points being the northeast corner of lot 1 and the northeast corner of lot 1-A; thence North 00. - 01' - 40" East 172.74' along the common lot line of lot 1-A and lot 2 to a point; thence South 61.-17'-35" East 90.0' to a point; thence South 60.-42'-35" East 693.24' to a point; said point being the north Right-of-Way line of West Wendover Avenue; thence with the Right-of-Way of West Wendover Avenue South 59.-32'-30" West 731.86' to the point of beginning being part of lot 2 of the American Construction, Inc. Subdivision recorded in Plat Book 65, Page 41 and containing 5.859 Acres more or less.
TRACT II
Together with a perpetual non-exclusive easement for ingress, egress and regress and an easement for the installation and maintenance of utilities therein and thereunder that certain tract of land described in deed by Southmark Corporation to Drexel Burnham Lambert Real East Associates recorded in Book 3298, page 0064, aforesaid records, for the non-exclusive use of their customers, employees, independent contractors and invitees, and their successors and assigns.
TRACT III
Located in Guilford County, State of North Carolina and is hereby described as follows:
Being a part of that certain tract of land designated as a 40.0' access easement; utility and drainage easement for Lots 1, 1A & 2 on plat of American Construction, Inc. property recorded in Plat Book 66, page 38, Guilford County Registry, and being a portion of Lot 1A as shown on said plat, which tract is more particularly described as follows:
Beginning at a point located at the southeasterly corner of Lot 1 as shown on a resubdivision of American Construction, Inc. Property as shown on plat recorded in Plat Book 66, page 38, Guilford County Registry;

Running thence along the easterly side of Lot 1, N 30.27'30" W 37.92' and N 00.01'40" E 579.87' to the northeast corner of Lot 1;
Running thence S 89.58'20" E 20' to the centerline of the 40' Access Easement area;
Running thence along said centerline, S 00.01'40" W 574.17' to a point;
Running thence S 30.27'30" E 32.70' to the northwesterly side of West Wendover Avenue;
Running thence along same, S 59.32'30" W 20' to the point or place of beginning. Save and except as a perpetual non-exclusive easement for ingress, egress and regress over said tract and an easement for the installation and maintenance of utilities therein and thereunder which is reserved by the grantor for the non-exclusive use of their customers, employees, independent contractors or invitees, and their successors and assigns.
TRACT IV
Together with a perpetual non-exclusive easement for ingress, egress and regress across the following described tract of land:
Beginning at a point located at the northeasterly corner of Lot 1 as shown on a resubdivision of American Construction, Inc., property as shown on plat recorded in Plat Book 66, page 38, Guilford County Registry:
Running thence N 00.01'40" E 182.50' to a point in the margin of Spring Garden Street;
Running thence with the margin of Spring Garden Street, (2) calls as follows:
          - S 64.21'20" E 11.50'
          - S 61.17'35" E 8.41'
to the centerline of the 40' Access Easement Area;
Running thence along said centerline, S 00.01'40" W 172.24'; to a point;
Running thence N 89.58'20" W 20' to the point or place of beginning.
TRACT V
Together with a perpetual non-exclusive easement for ingress, egress and regress across the southerly 25 feet of Lot 1A which easement is more particularly described as follows:
Beginning at the northwesterly corner of Lot 1 and the southwesterly corner of Lot 1A as shown on a resubdivision of American Construction Inc. property as per plat recorded in Plat Book 66, page 38 in the Guilford County Registry and running thence from said beginning point
N 00.01'40" E 25 feet to a point; thence S 89.58'20" E 241.64 feet to a point; thence
S 00.01'40" W 25 feet to a point, thence N 29.58'20" W 241.64 feet to the point or place of beginning.
                                 EXHIBIT 6.2.1
                          ADDITIONAL TITLE EXCEPTIONS
                                [To Be Attached]
                                EXHIBIT 7.2.1.1
                         FORM OF LIMITED WARRANTY DEED
Drawn by and
Return after recording to:         Robert Kaufmann, Esq.
                    Brownstein Hyatt & Farber, P.C.
                    410 17th Street, 22nd Floor, Denver, CO  80202-4437

================================================================================
=

                             SPECIAL WARRANTY DEED

     THIS DEED made this _____ day of _________________, 1999, by and between Drexel Burnham Lambert Real Estate Associates, a New York limited partnership Limited Partnership (formerly known as Drexel Burnham Lambert Associates) ("DBLREA I"), and Drexel Burnham Lambert Real Estate Associates II Limited Partnership, a New York limited partnership (formerly known as Drexel Burnham Lambert Real Estate Associates II) ("DBLREA II"), having a principal address at 1873 South Bellaire Street, 17th Floor, Denver, Colorado 80222 (collectively, "GRANTOR") and SB Orchard, LLC, a Colorado limited liability company having an address of 433 North Camden Drive, Suite 1070, Beverly Hills, California 90210 ("GRANTEE") (the designation Grantor and Grantee as used herein shall include said parties, their heirs, successors and assigns, and shall include singular, plural, masculine, feminine or neuter as required by context);
                                  WITNESSETH:
     That Grantor, for a valuable consideration paid by the Grantee, the receipt of which is hereby acknowledged, has granted and sold and by these presents does grant, bargain, sell and convey unto the Grantee in fee simple those certain lots or parcels of land situated in Morehead Township, Guilford County, North Carolina, which are more particularly described as follows:
     See Exhibit A attached hereto and incorporated herein.

     TOGETHER with all and singular the hereditaments and appurtenances thereto belonging, or in anywise appertaining, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof, and all the estate, right, title interest, claim and demand whatsoever of Grantor, either in law or equity, of, in and to the above bargained premises, with the hereditaments, easements, rights of way and appurtenances, and with all of Grantor's interest, if any, in and to any and all minerals, water, ditches, wells, reservoirs and drains, and all water, ditch, well, reservoir and drainage rights which are appurtenant to, located on, now or hereafter acquired under or above or used in connection with the property.

     The property hereinabove described was acquired by Grantor by instrument recorded in Book ____, Page ______, and Book _____, Page _______, Guilford County, North Carolina Public Registry.

     TO HAVE AND TO HOLD the aforesaid lots or parcels of land and all privileges and appurtenances thereto belonging to the Grantee in fee simple.

     And the Grantor covenants with the Grantee, that Grantor has done nothing to impair such title as Grantor received, and that Grantor will warrant and defend the title against the lawful claims of all persons claiming by, under or through Grantor, except for the exceptions hereinafter stated.

     Title to the property hereinabove described is subject to the following exceptions:

All easements, rights of way, conditions and restrictions of record, and ad valorem taxes for the year 1999.
     IN WITNESS WHEREOF, the Grantors' general partner has caused this instrument to be duly executed by its duly authorized officers and its seal to be hereunto affixed for and on behalf of and under seal of Grantor, the day and year first above written.

GRANTOR: DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES LIMITED PARTNERSHIP, a New York limited partnership [SEAL]
[Corporate Seal]                   By:  DBL Properties Corporation, a New York
                                   corporation, Its General Partner
ATTEST:                            By:  ____________________________
                                   Its _________________________
___________________________
___________________Secretary
          DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES II LIMITED PARTNERSHIP, a New York limited partnership [SEAL]
[Corporate Seal]                   By:  DBL Properties Corporation, a New York
                                   corporation, Its General Partner
ATTEST:                            By:  ____________________________
                                   Its _________________________
___________________________
___________________Secretary


STATE OF ________________
COUNTY OF ______________

     I, _____________________________________, a Notary Public of the County and
State aforesaid, certify that ____________________________ personally came before me this day and acknowledged that ____he is _____________________ Secretary of DBL Properties Corporation, a New York corporation and general partner of Drexel Burnham Lambert Real Estate Associates Limited Partnership, a New York limited partnership, and that, by authority duly given and as the act of the corporation in its capacity as general partner of Drexel Burnham Lambert Real Estate Associates Limited Partnership, and as the act of said limited partnership, the foregoing agreement was signed in its name by its __________________ President, sealed with its corporate seal, and attested by
_____self as its ______________________Secretary.

     WITNESS my hand and notarial seal, this _____ day of ___________________, 1999.

                              _______________________________________
                              Notary Public
My commission expires:
____________________

[NOTARY SEAL]


STATE OF ________________
COUNTY OF ______________

     I, _____________________________________, a Notary Public of the County and
State aforesaid, certify that ____________________________ personally came before me this day and acknowledged that ____he is _____________________ Secretary of DBL Properties Corporation, a New York corporation and general partner of Drexel Burnham Lambert Real Estate Associates II Limited Partnership, a New York limited partnership, and that, by authority duly given and as the act of the corporation in its capacity as general partner of Drexel Burnham Lambert Real Estate Associates II Limited Partnership, and as the act of said limited partnership, the foregoing agreement was signed in its name by its __________________ President, sealed with its corporate seal, and attested by
_____self as its ______________________Secretary.

     WITNESS my hand and notarial seal, this _____ day of ___________________, 1999.

                              _______________________________________
                              Notary Public
My commission expires:
____________________

[NOTARY SEAL]

                                  EXHIBIT "A"
                               LEGAL DESCRIPTION
                                   WENDOVER I
                              (DBLREA I PROPERTY)
Tract I
Morehead Township, Guilford County, North Carolina:
Beginning at an iron stake in the north right of way line of West Wendover Avenue, said stake being situated at North State Pyrophyllite Company's Southeast corner; thence with North State Pyrophyllite Company's East line North
0. 01' 40" East 730 feet to a point, corner with Lot 1-A, as shown on Plat Book 66, Page 38, Guilford County Public Registry; thence with the south line of Lot 1-A. South 89. 58' 20" East 241.64 feet to a point in the west line of a 40 foot access easement South 0. 01' 40" West 579.87 feet to a point; thence South
30. 27' 30" East 37.92 feet to a point in the north right of way line of West Wendover Avenue; thence with the north right of way line of West Wendover Avenue South 59. 32' 30" West 80.78 feet and South 68. 12' 30" West 209.97 feet (chord distance) to the point and place of Beginning. Containing 3.776 acres, more or less as shown on plat of survey by Robert E. Wilson, Inc., Job No. 32.154, as dated April 17, 1980 and being all of Lot 1 of a re-subdivision of Lot 1, American Construction, Inc. property, as per plat thereof recorded in Plat Book 66, Page 38, Office of the Registrar of Deeds, of Guilford County, North Carolina.
Tract II
Located in Guilford County, State of North Carolina and is hereby described as follows:
Being a part of that certain tract of land designated as a 40.0' access easement, utility and drainage easement for Lots 1, 1A & 2 on plat of American Construction, Inc. property recorded in Plat Book 66, page 38, Guilford County Registry, and being a portion of Lot 2 as shown on said plat, which tract is more particularly described as follows:
Beginning at a point on the northwesterly side of West Wendover Avenue at the centerline of a 40' Access Easement shown on the above-referenced plat;
Running thence along said centerline, N 30. 27' 30" W 32.70' and N 00. 01' 40" E 574.17' to a point;
Running thence S 89. 58' 20" E 20' to the easterly side of the 40' Access Easement area;
Running thence along said easterly side, S 00. 01' 40" W 524.31' and S 30. 27' 30" E 65.54' to the northwesterly side of West Wendover Avenue:
Running thence along said northwesterly side of West Wendover Avenue, S 59. 32' 30" W 42.50' to the point or place of beginning.
Save and except a perpetual non-exclusive easement for ingress, egress and regress over said tract and an easement for the installation and maintenance of utilities therein and thereunder which is reserved by the grantor for the non-exclusive use of their customers, employees, independent contractors and invitees, and their successors and assigns.
Tract III
Together with a perpetual non-exclusive easement from ingress, egress and regress across the following described tract of land:
Beginning at a point in the southerly margin of Spring Garden Street at the centerline of the 40' Access Easement area shown on Plat Book 66, page 38; Running thence along said centerline, S 00. 0l' 40" W 172.74';
Running thence S 89. 58' 20" E 20' to the easterly side of the 40' Access Easement Area;
Running thence along said easterly side N 00. 01' 40" E 162.50' to the southerly margin of Spring Garden Street.
Running thence along said southerly margin, N 61. 17' 35" W 21' more or less to the point or place of beginning.

                                  WENDOVER II
                              (DBLREA II PROPERTY)
TRACT I
Located in Guilford County, State of North Carolina and is hereby described as follows:
Beginning at a point in the North Right-of-Way of West Wendover Avenue, said point being the southeast corner of lot 1 of the American Construction, Inc. Subdivision as recorded in Plat Book 65, Page 41 and also being a point on the east line of a 40' access easement; thence from said point North 30. - 27' - 20" West 65.54' to a point; thence North 00. - 01' - 40" East 524.31' along the east line of an access easement to a point; thence North 89. - 59' - 20" West 20.0' to a point, said points being the northeast corner of lot 1 and the northeast corner of lot 1-A; thence North 00. - 01' - 40" East 172.74' along the common lot line of lot 1-A and lot 2 to a point; thence South 61.-17'-35" East 90.0' to a point; thence South 60.-42'-35" East 693.24' to a point; said point being the north Right-of-Way line of West Wendover Avenue; thence with the Right-of-Way of West Wendover Avenue South 59.-32'-30" West 731.86' to the point of beginning being part of lot 2 of the American Construction, Inc. Subdivision recorded in Plat Book 65, Page 41 and containing 5.859 Acres more or less.
TRACT II
Together with a perpetual non-exclusive easement for ingress, egress and regress and an easement for the installation and maintenance of utilities therein and thereunder that certain tract of land described in deed by Southmark Corporation to Drexel Burnham Lambert Real East Associates recorded in Book 3298, page 0064, aforesaid records, for the non-exclusive use of their customers, employees, independent contractors and invitees, and their successors and assigns.
TRACT III
Located in Guilford County, State of North Carolina and is hereby described as follows:
Being a part of that certain tract of land designated as a 40.0' access easement; utility and drainage easement for Lots 1, 1A & 2 on plat of American Construction, Inc. property recorded in Plat Book 66, page 38, Guilford County Registry, and being a portion of Lot 1A as shown on said plat, which tract is more particularly described as follows:
Beginning at a point located at the southeasterly corner of Lot 1 as shown on a resubdivision of American Construction, Inc. Property as shown on plat recorded in Plat Book 66, page 38, Guilford County Registry;

Running thence along the easterly side of Lot 1, N 30.27'30" W 37.92' and N 00.01'40" E 579.87' to the northeast corner of Lot 1;
Running thence S 89.58'20" E 20' to the centerline of the 40' Access Easement area;
Running thence along said centerline, S 00.01'40" W 574.17' to a point;
Running thence S 30.27'30" E 32.70' to the northwesterly side of West Wendover Avenue;
Running thence along same, S 59.32'30" W 20' to the point or place of beginning. Save and except as a perpetual non-exclusive easement for ingress, egress and regress over said tract and an easement for the installation and maintenance of utilities therein and thereunder which is reserved by the grantor for the non-exclusive use of their customers, employees, independent contractors or invitees, and their successors and assigns.
TRACT IV
Together with a perpetual non-exclusive easement for ingress, egress and regress across the following described tract of land:
Beginning at a point located at the northeasterly corner of Lot 1 as shown on a resubdivision of American Construction, Inc., property as shown on plat recorded in Plat Book 66, page 38, Guilford County Registry:
Running thence N 00.01'40" E 182.50' to a point in the margin of Spring Garden Street;
Running thence with the margin of Spring Garden Street, (2) calls as follows:
          - S 64.21'20" E 11.50'
          - S 61.17'35" E 8.41'
to the centerline of the 40' Access Easement Area;
Running thence along said centerline, S 00.01'40" W 172.24'; to a point;
Running thence N 89.58'20" W 20' to the point or place of beginning.
TRACT V
Together with a perpetual non-exclusive easement for ingress, egress and regress across the southerly 25 feet of Lot 1A which easement is more particularly described as follows:
Beginning at the northwesterly corner of Lot 1 and the southwesterly corner of Lot 1A as shown on a resubdivision of American Construction Inc. property as per plat recorded in Plat Book 66, page 38 in the Guilford County Registry and running thence from said beginning point
N 00.01'40" E 25 feet to a point; thence S 89.58'20" E 241.64 feet to a point; thence
S 00.01'40" W 25 feet to a point, thence N 29.58'20" W 241.64 feet to the point or place of beginning.
                                EXHIBIT 7.2.1.2
                              FORM OF BILL OF SALE
     This Bill of Sale ("ASSIGNMENT") is executed by DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES LIMITED PARTNERSHIP, a New York limited partnership ("DBLREA I"), and DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES II LIMITED PARTNERSHIP, a New York limited partnership ("DBLREA II") (collectively "SELLER"), in favor of SB ORCHARD, LLC, a Colorado limited liability company ("PURCHASER").

     Seller and Purchaser, have entered into that certain Purchase and Sale Contract dated as of May ____, 1999 ("PURCHASE CONTRACT"), in which Seller has agreed to sell and Purchaser has agreed to purchase the real properties described in Exhibit "A" attached thereto and the improvements located thereon (collectively, the "PROJECT").

     Pursuant to the Purchase Contract, Seller has agreed to assign, without recourse or warranty, to Purchaser all of Seller's right, title and interest, if any, in and to the Property (as hereinafter defined).

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

     1. As used herein, the term "PROPERTY" shall mean the following property to the extent said property is owned by Seller and used in, held for use in connection with, or necessary for the operation of the Project:

a. Property Contracts. All of Seller's rights and interests in and to purchase orders, maintenance, service or utility contracts or similar contracts which relate to the ownership, maintenance, construction or repair or operation of the Project.
b. Leases. All of Seller's rights and interests in and to leases, subleases, and other occupancy agreements, whether or not of record, which provide for use or occupancy of space or facilities on or relating to the Project.
c. Licenses and Permits. All of Seller's rights and interests in and to all licenses or permits granted by governmental authorities having jurisdiction over the Project and utilized with respect to the Project.
d. Fixtures and Tangible Personal Property. All of Sellers rights and interests in and to all fixtures, furniture, furnishings, fittings, equipment, machinery, apparatus, appliances and other articles of tangible personal property now located on the Project or in the improvements thereon and used in connection with any present or future occupation or operation of all or any part of the Project.
          The term "PROPERTY" shall not include any of the foregoing: (i) to the extent the same are excluded or reserved to Seller pursuant to the Purchase Contract to which Seller and Purchaser are parties; and (ii) to the extent that the sale or transfer thereof requires consent or approval of any third party, which consent or approval is not obtained by Seller. Nothing herein shall create a transfer or assignment of intellectual property or similar assets of Seller.

     2. Assignment. Seller hereby assigns, sells and transfers, without recourse or warranty, to Purchaser all of Seller's right, title and interest, if any, in and to the Property, subject to any rights of consent as provided therein.

     3. Assumption. Purchaser expressly agrees to assume and hereby assumes all liabilities and obligations of the Seller in connection with the Property attributable to acts arising from and after the date hereof and agrees to perform all of the covenants and obligations of Seller thereunder attributable to acts arising from and after the date hereof. Purchaser further agrees to indemnify, defend and hold Seller harmless from and against any and all cost, loss, harm or damage which may arise in connection with the Property attributable to acts arising from and after the date hereof. Seller further agrees to indemnify, defend and hold Purchaser harmless from and against any and all cost, loss, harm or damage which may arise in connection with the Property attributable to acts arising prior to the date hereof.

     4. Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument.

     5. Miscellaneous. This Assignment shall be binding on the parties and their respective successors and assigns. The headings to paragraphs of this Assignment are for convenient reference only and shall not be used in interpreting this Assignment.

     6. Attorneys' Fees. If any action or proceeding is commenced by either party to enforce its rights under this Assignment, the prevailing party in such action or proceeding shall be entitled to recover all reasonable costs and expenses incurred in such action or proceeding, including reasonable attorneys' fees and costs, in addition to any other relief awarded by the court.

     7. Applicable Law. This Assignment shall be governed by and interpreted in accordance with the laws of the State of North Carolina.

     8. Titles and Section Headings. Titles of sections and subsections contained in this Assignment are inserted for convenience of reference only, and neither form a part of this Assignment or are to be used in its construction or interpretation.
     9. Binding Effect. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns.

     10. Entire Agreement; Modification. This Assignment supersedes all prior agreements and constitutes the entire agreement with respect to the subject matter hereof. It may not be altered or modified without the written consent of all parties.

          WITH RESPECT TO ALL MATTERS TRANSFERRED, WHETHER TANGIBLE OR INTANGIBLE, PERSONAL OR REAL, SELLER EXPRESSLY DISCLAIMS A WARRANTY OF MERCHANTABILITY AND WARRANTY FOR FITNESS FOR A PARTICULAR USE OR ANY OTHER WARRANTY EXPRESSED OR IMPLIED THAT MAY ARISE BY OPERATION OF LAW OR UNDER THE UNIFORM COMMERCIAL CODE FOR THE STATE IN WHICH THE PROPERTY IS LOCATED.

WITNESS the signatures and seals of the undersigned.

Dated:                   , 1999

SELLER: DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES LIMITED PARTNERSHIP, a New York limited partnership [SEAL]
By:  DBL Properties Corporation, a New York corporation, Its General Partner
[Corporate Seal]                        By:  ______________________
     Its __________________________
DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES II LIMITED PARTNERSHIP, a New York limited partnership [SEAL]
By:  DBL Properties Corporation, a New York corporation, Its General Partner
[Corporate Seal]                        By:  ______________________
     Its __________________________
AGREED AND ACCPTED:
PURCHASER:     SB ORCHARD, LLC, a Colorado limited liability company [SEAL]
By:  Tymar, LLC, a California limited liability company [SEAL]
     By:  _________________________[SEAL]
            Robert K. Barth
            Its Managing Member

                                  EXHIBIT "A"
                               LEGAL DESCRIPTION
                                   WENDOVER I
                              (DBLREA I PROPERTY)
Tract I
Morehead Township, Guilford County, North Carolina:
Beginning at an iron stake in the north right of way line of West Wendover Avenue, said stake being situated at North State Pyrophyllite Company's Southeast corner; thence with North State Pyrophyllite Company's East line North
0. 01' 40" East 730 feet to a point, corner with Lot 1-A, as shown on Plat Book 66, Page 38, Guilford County Public Registry; thence with the south line of Lot 1-A. South 89. 58' 20" East 241.64 feet to a point in the west line of a 40 foot access easement South 0. 01' 40" West 579.87 feet to a point; thence South
30. 27' 30" East 37.92 feet to a point in the north right of way line of West Wendover Avenue; thence with the north right of way line of West Wendover Avenue South 59. 32' 30" West 80.78 feet and South 68. 12' 30" West 209.97 feet (chord distance) to the point and place of Beginning. Containing 3.776 acres, more or less as shown on plat of survey by Robert E. Wilson, Inc., Job No. 32.154, as dated April 17, 1980 and being all of Lot 1 of a re-subdivision of Lot 1, American Construction, Inc. property, as per plat thereof recorded in Plat Book 66, Page 38, Office of the Registrar of Deeds, of Guilford County, North Carolina.
Tract II
Located in Guilford County, State of North Carolina and is hereby described as follows:
Being a part of that certain tract of land designated as a 40.0' access easement, utility and drainage easement for Lots 1, 1A & 2 on plat of American Construction, Inc. property recorded in Plat Book 66, page 38, Guilford County Registry, and being a portion of Lot 2 as shown on said plat, which tract is more particularly described as follows:
Beginning at a point on the northwesterly side of West Wendover Avenue at the centerline of a 40' Access Easement shown on the above-referenced plat;
Running thence along said centerline, N 30. 27' 30" W 32.70' and N 00. 01' 40" E 574.17' to a point;
Running thence S 89. 58' 20" E 20' to the easterly side of the 40' Access Easement area;
Running thence along said easterly side, S 00. 01' 40" W 524.31' and S 30. 27' 30" E 65.54' to the northwesterly side of West Wendover Avenue:
Running thence along said northwesterly side of West Wendover Avenue, S 59. 32' 30" W 42.50' to the point or place of beginning.
Save and except a perpetual non-exclusive easement for ingress, egress and regress over said tract and an easement for the installation and maintenance of utilities therein and thereunder which is reserved by the grantor for the non-exclusive use of their customers, employees, independent contractors and invitees, and their successors and assigns.
Tract III
Together with a perpetual non-exclusive easement from ingress, egress and regress across the following described tract of land:
Beginning at a point in the southerly margin of Spring Garden Street at the centerline of the 40' Access Easement area shown on Plat Book 66, page 38; Running thence along said centerline, S 00. 0l' 40" W 172.74';
Running thence S 89. 58' 20" E 20' to the easterly side of the 40' Access Easement Area;
Running thence along said easterly side N 00. 01' 40" E 162.50' to the southerly margin of Spring Garden Street.
Running thence along said southerly margin, N 61. 17' 35" W 21' more or less to the point or place of beginning.

                                  WENDOVER II
                              (DBLREA II PROPERTY)
TRACT I
Located in Guilford County, State of North Carolina and is hereby described as follows:
Beginning at a point in the North Right-of-Way of West Wendover Avenue, said point being the southeast corner of lot 1 of the American Construction, Inc. Subdivision as recorded in Plat Book 65, Page 41 and also being a point on the east line of a 40' access easement; thence from said point North 30. - 27' - 20" West 65.54' to a point; thence North 00. - 01' - 40" East 524.31' along the east line of an access easement to a point; thence North 89. - 59' - 20" West 20.0' to a point, said points being the northeast corner of lot 1 and the northeast corner of lot 1-A; thence North 00. - 01' - 40" East 172.74' along the common lot line of lot 1-A and lot 2 to a point; thence South 61.-17'-35" East 90.0' to a point; thence South 60.-42'-35" East 693.24' to a point; said point being the north Right-of-Way line of West Wendover Avenue; thence with the Right-of-Way of West Wendover Avenue South 59.-32'-30" West 731.86' to the point of beginning being part of lot 2 of the American Construction, Inc. Subdivision recorded in Plat Book 65, Page 41 and containing 5.859 Acres more or less.
TRACT II
Together with a perpetual non-exclusive easement for ingress, egress and regress and an easement for the installation and maintenance of utilities therein and thereunder that certain tract of land described in deed by Southmark Corporation to Drexel Burnham Lambert Real East Associates recorded in Book 3298, page 0064, aforesaid records, for the non-exclusive use of their customers, employees, independent contractors and invitees, and their successors and assigns.
TRACT III
Located in Guilford County, State of North Carolina and is hereby described as follows:
Being a part of that certain tract of land designated as a 40.0' access easement; utility and drainage easement for Lots 1, 1A & 2 on plat of American Construction, Inc. property recorded in Plat Book 66, page 38, Guilford County Registry, and being a portion of Lot 1A as shown on said plat, which tract is more particularly described as follows:
Beginning at a point located at the southeasterly corner of Lot 1 as shown on a resubdivision of American Construction, Inc. Property as shown on plat recorded in Plat Book 66, page 38, Guilford County Registry;

Running thence along the easterly side of Lot 1, N 30.27'30" W 37.92' and N 00.01'40" E 579.87' to the northeast corner of Lot 1;
Running thence S 89.58'20" E 20' to the centerline of the 40' Access Easement area;
Running thence along said centerline, S 00.01'40" W 574.17' to a point;
Running thence S 30.27'30" E 32.70' to the northwesterly side of West Wendover Avenue;
Running thence along same, S 59.32'30" W 20' to the point or place of beginning. Save and except as a perpetual non-exclusive easement for ingress, egress and regress over said tract and an easement for the installation and maintenance of utilities therein and thereunder which is reserved by the grantor for the non-exclusive use of their customers, employees, independent contractors or invitees, and their successors and assigns.
TRACT IV
Together with a perpetual non-exclusive easement for ingress, egress and regress across the following described tract of land:
Beginning at a point located at the northeasterly corner of Lot 1 as shown on a resubdivision of American Construction, Inc., property as shown on plat recorded in Plat Book 66, page 38, Guilford County Registry:
Running thence N 00.01'40" E 182.50' to a point in the margin of Spring Garden Street;
Running thence with the margin of Spring Garden Street, (2) calls as follows:
          - S 64.21'20" E 11.50'
          - S 61.17'35" E 8.41'
to the centerline of the 40' Access Easement Area;
Running thence along said centerline, S 00.01'40" W 172.24'; to a point;
Running thence N 89.58'20" W 20' to the point or place of beginning.
TRACT V
Together with a perpetual non-exclusive easement for ingress, egress and regress across the southerly 25 feet of Lot 1A which easement is more particularly described as follows:
Beginning at the northwesterly corner of Lot 1 and the southwesterly corner of Lot 1A as shown on a resubdivision of American Construction Inc. property as per plat recorded in Plat Book 66, page 38 in the Guilford County Registry and running thence from said beginning point
N 00.01'40" E 25 feet to a point; thence S 89.58'20" E 241.64 feet to a point; thence
S 00.01'40" W 25 feet to a point, thence N 29.58'20" W 241.64 feet to the point or place of beginning.
                                EXHIBIT 7.2.1.3

                               GENERAL ASSIGNMENT


     This General Assignment ("ASSIGNMENT") is executed by DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES LIMITED PARTNERSHIP, a New York limited partnership ("DBLREA I"), and DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES II LIMITED PARTNERSHIP, a New York limited partnership ("DBLREA II") (collectively, "SELLER"), in favor of SB ORCHARD, LLC, a Colorado limited liability company ("PURCHASER").

     Seller and Purchaser, have entered into that certain Purchase and Sale Contract dated as of May ____, 1999 ("PURCHASE CONTRACT"), in which Seller has agreed to sell and Purchaser has agreed to purchase the real properties described in Exhibit "A" attached thereto and the improvements located thereon collectively, the "PROJECT").

     Pursuant to the Purchase Contract, Seller has agreed to assign, without recourse or warranty, to Purchaser all of Seller's right, title and interest, if any, in and to the Miscellaneous Property Assets (as hereinafter defined).

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

     1. As used herein, the term "MISCELLANEOUS PROPERTY ASSETS" shall mean all contract rights, leases, concessions, warranties, plans, drawings, and other items of intangible personal property to the extent said property is owned by Seller and used in, held for use in connection with, or necessary for the operation of the Project.

          The term "MISCELLANEOUS PROPERTY ASSETS" shall not include any of the foregoing: (i) to the extent the same are excluded or reserved to Seller pursuant to the Purchase Contract to which Seller and Purchaser are parties; and
(ii) to the extent that the sale or transfer thereof requires consent or approval of any third party, which consent or approval is not obtained by Seller. Nothing herein shall create a transfer or assignment of intellectual property or similar assets of Seller.

     2. Assignment. Seller hereby assigns, sells and transfers, without recourse or warranty, to Purchaser all of Seller's right, title and interest, if any, in and to the Miscellaneous Property Assets, subject to any rights of consent as provided therein.

     3. Assumption. Purchaser expressly agrees to assume and hereby assumes all liabilities and obligations of the Seller in connection with the Miscellaneous Property Assets arising from and after the date hereof and agrees to perform all of the covenants and obligations of Seller thereunder arising from and after the date hereof. Purchaser further agrees to indemnify, defend and hold Seller harmless from and against any and all cost, loss, harm or damage which may arise in connection with the Miscellaneous Property Assets, pertaining to acts arising on and after the date hereof. Seller further agrees to indemnify, defend and hold Purchaser harmless from and against any and all cost, loss, harm or damage which may arise in connection with the Miscellaneous Property Assets, pertaining to acts arising prior to the date hereof.

     4. Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument.
     5. Attorneys' Fees. If any action or proceeding is commenced by either party to enforce its rights under this Assignment, the prevailing party in such action or proceeding shall be entitled to recover all reasonable costs and expenses incurred in such action or proceeding, including reasonable attorneys' fees and costs, in addition to any other relief awarded by the court.

     6. Applicable Law. This Assignment shall be governed by and interpreted in accordance with the laws of the State of North Carolina.

     7. Titles and Section Headings. Titles of sections and subsections contained in this Assignment are inserted for convenience of reference only, and neither form a part of this Assignment or are to be used in its construction or interpretation.

     8. Binding Effect. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns.

     9. Entire Agreement; Modification. This Assignment supersedes all prior agreements and constitutes the entire agreement with respect to the subject matter hereof. It may not be altered or modified without the written consent of all parties.
          WITH RESPECT TO ALL MATTERS TRANSFERRED, WHETHER TANGIBLE OR INTANGIBLE, PERSONAL OR REAL, SELLER EXPRESSLY DISCLAIMS A WARRANTY OF MERCHANTABILITY AND WARRANTY FOR FITNESS FOR A PARTICULAR USE OR ANY OTHER WARRANTY EXPRESSED OR IMPLIED THAT

MAY ARISE BY OPERATION OF LAW OR UNDER THE UNIFORM COMMERCIAL CODE FOR THE STATE IN WHICH THE PROPERTY IS LOCATED.

WITNESS the signatures and seals of the undersigned.

Dated:                   , 1999

SELLER: DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES LIMITED PARTNERSHIP, a New York limited partnership [SEAL]
By:  DBL Properties Corporation, a New York corporation, Its General Partner
[Corporate Seal]                        By:  ______________________
     Its __________________________
DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES II LIMITED PARTNERSHIP, a New York limited partnership [SEAL]
By:  DBL Properties Corporation, a New York corporation, Its General Partner
[Corporate Seal]                        By:  ______________________
     Its __________________________
AGREED AND ACCPTED:
PURCHASER:     SB ORCHARD, LLC, a Colorado limited liability company [SEAL]
By:  Tymar, LLC, a California limited liability company [SEAL]
     By:  ______________________[SEAL]
        Robert K. Barth
        Its Managing Member

                                  EXHIBIT "A"
                               LEGAL DESCRIPTION
                                   WENDOVER I
                              (DBLREA I PROPERTY)
Tract I
Morehead Township, Guilford County, North Carolina:
Beginning at an iron stake in the north right of way line of West Wendover Avenue, said stake being situated at North State Pyrophyllite Company's Southeast corner; thence with North State Pyrophyllite Company's East line North
0. 01' 40" East 730 feet to a point, corner with Lot 1-A, as shown on Plat Book 66, Page 38, Guilford County Public Registry; thence with the south line of Lot 1-A. South 89. 58' 20" East 241.64 feet to a point in the west line of a 40 foot access easement South 0. 01' 40" West 579.87 feet to a point; thence South
30. 27' 30" East 37.92 feet to a point in the north right of way line of West Wendover Avenue; thence with the north right of way line of West Wendover Avenue South 59. 32' 30" West 80.78 feet and South 68. 12' 30" West 209.97 feet (chord distance) to the point and place of Beginning. Containing 3.776 acres, more or less as shown on plat of survey by Robert E. Wilson, Inc., Job No. 32.154, as dated April 17, 1980 and being all of Lot 1 of a re-subdivision of Lot 1, American Construction, Inc. property, as per plat thereof recorded in Plat Book 66, Page 38, Office of the Registrar of Deeds, of Guilford County, North Carolina.
Tract II
Located in Guilford County, State of North Carolina and is hereby described as follows:
Being a part of that certain tract of land designated as a 40.0' access easement, utility and drainage easement for Lots 1, 1A & 2 on plat of American Construction, Inc. property recorded in Plat Book 66, page 38, Guilford County Registry, and being a portion of Lot 2 as shown on said plat, which tract is more particularly described as follows:
Beginning at a point on the northwesterly side of West Wendover Avenue at the centerline of a 40' Access Easement shown on the above-referenced plat;
Running thence along said centerline, N 30. 27' 30" W 32.70' and N 00. 01' 40" E 574.17' to a point;
Running thence S 89. 58' 20" E 20' to the easterly side of the 40' Access Easement area;
Running thence along said easterly side, S 00. 01' 40" W 524.31' and S 30. 27' 30" E 65.54' to the northwesterly side of West Wendover Avenue:
Running thence along said northwesterly side of West Wendover Avenue, S 59. 32' 30" W 42.50' to the point or place of beginning.
Save and except a perpetual non-exclusive easement for ingress, egress and regress over said tract and an easement for the installation and maintenance of utilities therein and thereunder which is reserved by the grantor for the non-exclusive use of their customers, employees, independent contractors and invitees, and their successors and assigns.
Tract III
Together with a perpetual non-exclusive easement from ingress, egress and regress across the following described tract of land:
Beginning at a point in the southerly margin of Spring Garden Street at the centerline of the 40' Access Easement area shown on Plat Book 66, page 38; Running thence along said centerline, S 00. 0l' 40" W 172.74';
Running thence S 89. 58' 20" E 20' to the easterly side of the 40' Access Easement Area;
Running thence along said easterly side N 00. 01' 40" E 162.50' to the southerly margin of Spring Garden Street.
Running thence along said southerly margin, N 61. 17' 35" W 21' more or less to the point or place of beginning.

                                  WENDOVER II
                              (DBLREA II PROPERTY)
TRACT I
Located in Guilford County, State of North Carolina and is hereby described as follows:
Beginning at a point in the North Right-of-Way of West Wendover Avenue, said point being the southeast corner of lot 1 of the American Construction, Inc. Subdivision as recorded in Plat Book 65, Page 41 and also being a point on the east line of a 40' access easement; thence from said point North 30. - 27' - 20" West 65.54' to a point; thence North 00. - 01' - 40" East 524.31' along the east line of an access easement to a point; thence North 89. - 59' - 20" West 20.0' to a point, said points being the northeast corner of lot 1 and the northeast corner of lot 1-A; thence North 00. - 01' - 40" East 172.74' along the common lot line of lot 1-A and lot 2 to a point; thence South 61.-17'-35" East 90.0' to a point; thence South 60.-42'-35" East 693.24' to a point; said point being the north Right-of-Way line of West Wendover Avenue; thence with the Right-of-Way of West Wendover Avenue South 59.-32'-30" West 731.86' to the point of beginning being part of lot 2 of the American Construction, Inc. Subdivision recorded in Plat Book 65, Page 41 and containing 5.859 Acres more or less.
TRACT II
Together with a perpetual non-exclusive easement for ingress, egress and regress and an easement for the installation and maintenance of utilities therein and thereunder that certain tract of land described in deed by Southmark Corporation to Drexel Burnham Lambert Real East Associates recorded in Book 3298, page 0064, aforesaid records, for the non-exclusive use of their customers, employees, independent contractors and invitees, and their successors and assigns.
TRACT III
Located in Guilford County, State of North Carolina and is hereby described as follows:
Being a part of that certain tract of land designated as a 40.0' access easement; utility and drainage easement for Lots 1, 1A & 2 on plat of American Construction, Inc. property recorded in Plat Book 66, page 38, Guilford County Registry, and being a portion of Lot 1A as shown on said plat, which tract is more particularly described as follows:
Beginning at a point located at the southeasterly corner of Lot 1 as shown on a resubdivision of American Construction, Inc. Property as shown on plat recorded in Plat Book 66, page 38, Guilford County Registry;

Running thence along the easterly side of Lot 1, N 30.27'30" W 37.92' and N 00.01'40" E 579.87' to the northeast corner of Lot 1;
Running thence S 89.58'20" E 20' to the centerline of the 40' Access Easement area;
Running thence along said centerline, S 00.01'40" W 574.17' to a point;
Running thence S 30.27'30" E 32.70' to the northwesterly side of West Wendover Avenue;
Running thence along same, S 59.32'30" W 20' to the point or place of beginning. Save and except as a perpetual non-exclusive easement for ingress, egress and regress over said tract and an easement for the installation and maintenance of utilities therein and thereunder which is reserved by the grantor for the non-exclusive use of their customers, employees, independent contractors or invitees, and their successors and assigns.
TRACT IV
Together with a perpetual non-exclusive easement for ingress, egress and regress across the following described tract of land:
Beginning at a point located at the northeasterly corner of Lot 1 as shown on a resubdivision of American Construction, Inc., property as shown on plat recorded in Plat Book 66, page 38, Guilford County Registry:
Running thence N 00.01'40" E 182.50' to a point in the margin of Spring Garden Street;
Running thence with the margin of Spring Garden Street, (2) calls as follows:
          - S 64.21'20" E 11.50'
          - S 61.17'35" E 8.41'
to the centerline of the 40' Access Easement Area;
Running thence along said centerline, S 00.01'40" W 172.24'; to a point;
Running thence N 89.58'20" W 20' to the point or place of beginning.
TRACT V
Together with a perpetual non-exclusive easement for ingress, egress and regress across the southerly 25 feet of Lot 1A which easement is more particularly described as follows:
Beginning at the northwesterly corner of Lot 1 and the southwesterly corner of Lot 1A as shown on a resubdivision of American Construction Inc. property as per plat recorded in Plat Book 66, page 38 in the Guilford County Registry and running thence from said beginning point
N 00.01'40" E 25 feet to a point; thence S 89.58'20" E 241.64 feet to a point; thence
S 00.01'40" W 25 feet to a point, thence N 29.58'20" W 241.64 feet to the point or place of beginning.
                                   EXHIBIT B

                                ESCROW AGREEMENT

     THIS ESCROW AGREEMENT ("Escrow Agreement") made this         day of May,
1999 by and among DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES LIMITED PARTNERSHIP, a New York limited partnership, and DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES II LIMITED PARTNERSHIP, a New York limited partnership (collectively"SELLER"), and SB ORCHARD, LLC, a Colorado limited liability company ("PURCHASER"); and FIDELITY NATIONAL TITLE INSURANCE COMPANY ("ESCROW AGENT");

                                         WITNESSETH:

     Whereas Purchaser and Seller are parties to a certain Purchase and Sale Contract (the "Purchase Contract") made and dated as of the _____ day of May, 1999; and

     Whereas, the Purchase Contract requires that Purchaser provide a Deposit in the amount of One Hundred Fifty Thousand and No/100 Dollars ($150,000.00) in cash to be held pursuant to an escrow agreement approved by Purchaser and Seller.

     Now, therefore, the parties agree to the following:

1. Establishment of Escrow. Escrow Agent hereby acknowledges receipt of One Hundred Fifty Thousand and No/100 dollars ($150,000.00) in cash (the "Escrow Fund"), to be deposited, held, invested, and disbursed for the benefit of Seller and Purchaser and their respective successors and assigns, as provided herein and as provided in the Purchase Contract. Escrow Agent also hereby acknowledges receipt of a quitclaim deed executed by Purchaser a copy of which is attached (the "Quitclaim Deed") and agrees to hold and release the Quitclaim Deed in accordance with the terms of this Escrow Agreement.

2. Investment of Escrow Fund. All funds received by Escrow Agent shall be held in insured accounts and invested in such short-term, high-grade securities, money market funds or accounts, interest bearing bank accounts, bank certificates of deposit or bank repurchase agreements as Escrow Agent, in its discretion, deems suitable (provided that Escrow Agent shall invest the Escrow Fund as jointly directed by Seller and Purchaser should Seller and Purchaser each in their respective sole discretion determine to issue such joint investment instructions to the Escrow Agent) and all interest and income thereon shall become part of the Escrow Fund and shall be remitted to the party entitled to the Escrow Fund, as set forth below.

3. Application of Escrow Fund. Escrow Agent shall hold the Escrow Fund as provided above and (a) if the sale of the Property is closed by the date fixed therefor (or any extension date provided for by mutual written consent of the parties hereto, given or withheld in their respective sole discretion), Escrow Agent shall return the Quitclaim Deed to Purchaser and deliver the Escrow Fund to Seller in immediately available funds by wire transfer in accordance with the instructions of Seller on the Closing Date as set forth in the Purchase Contract, (b) if the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of satisfaction of a condition precedent to Purchaser's obligations, the Escrow Agent shall return and refund the Escrow Fund to Purchaser and shall forthwith deliver the Quitclaim Deed to Seller, (c) if the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Seller, Purchaser shall give Notice to the Escrow Agent and Seller and in such Notice shall state whether it elects as its remedy return of the Escrow Fund or specific performance of the Purchase Contract; if Purchaser elects return of the Escrow Fund, Escrow Agent shall return and refund the Escrow Fund to Purchaser and shall forthwith deliver the Quitclaim Deed to Seller, (d) if the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Purchaser, Escrow Agent shall forthwith deliver to Seller the Quitclaim Deed and the Escrow Fund in immediately available funds by wire transfer in accordance with the instructions of Seller, and (e) if Purchaser shall have canceled the Purchase Contract on or before the expiration of the Feasibility Period (as defined in the Purchase Contract), the Escrow Agent shall return and refund the Escrow Fund to Purchaser and shall forthwith deliver the Quitclaim Deed to Seller.

     If on or prior to the termination of the Escrow Agreement, a party claims to be entitled to payment of the Escrow Fund under the provisions referred to, such party shall give Notice to the Escrow Agent and the other party of the claim in writing, describing in such Notice the nature of the claim, and the provisions of the Purchase Contract on which the claim is based. Unless the other party sends the Escrow Agent a written objection to the claim, with a copy concurrently to the claiming party, within Ten (10) days after delivery of the Notice of claim, the claim shall be conclusively presumed to have been approved. In such case, or in the event of mutual written consent of the parties hereto, given or withheld in their respective sole discretion, Escrow Agent shall, within Two (2) business days thereafter, pay the claim as demanded. Notwithstanding the foregoing, Escrow Agent shall deliver the Escrow Fund to Seller forthwith upon Closing in accordance with the terms of subpart (a) of the immediately preceding paragraph.

     When all monies held by Escrow Agent have been finally distributed in accordance herewith, this Escrow Agreement shall terminate.

4. Liability. Escrow Agent will be obligated to perform only the duties that are expressly set forth herein. In case of conflicting demands upon Escrow Agent, it may (i) refuse to comply therewith as long as such disagreement continues and make no delivery or other disposition of any funds or property then held (and Escrow Agent shall not be or become liable in any way for such failure or refusal to comply with such conflicting or adverse claims or demands, except for its failure to exercise due care, willful breach and willful misconduct); and (ii) continue to so refrain and so refuse to act until all differences have been adjusted by agreement and, Escrow Agent has been notified thereof in writing signed jointly by Seller and Purchaser or (iii) to interplead the portion of Escrow Fund in dispute.

5. No Obligation to Take Legal Action. Escrow Agent shall not be under any obligation to take any legal action in connection with this Escrow Agreement or for its enforcement, or to appear in, prosecute, or defend any action or legal proceeding which, in its opinion, would or might involve it in any costs, expense, loss, or liability, unless and as often as required by it, it is furnished with satisfactory security and indemnity against all such costs, expenses, losses, or liabilities.

6. Status of Escrow Agent. Escrow Agent is to be considered and regarded as a depository only, and shall not be responsible or liable (except for its failure to exercise due care, willful breach or willful misconduct) for the sufficiency or correctness as to form, manner of execution, or validity of any instrument deposited pursuant to this Escrow Agreement, nor as to the identity, authority, or rights of any person executing the same. Escrow Agent's duties hereunder shall be limited to the safekeeping of the Quitclaim Deed and the safekeeping and investment of money, instruments, and securities received by it as Escrow Agent and for their disbursement in accordance with the written escrow instructions given it in accordance with this Escrow Agreement.

7. Written Instructions of Parties. Notwithstanding any contrary provision contained herein, Escrow Agent shall, at all times, have full right and authority and the duty and obligation to pay over and disburse the principal and interest of the Escrow Fund and Quitclaim Deed in accordance with the joint written instructions signed by Seller and Purchaser.

8. Notices. Any required or permitted Notice or other communication under this Escrow Agreement ("Notice") shall be given as follows. All Notices, requests, demands and other communications hereunder shall be deemed to have been duly given if the same shall be in writing and shall be delivered personally or sent by federal express or other recognized national overnight courier service maintaining records of delivery, or sent by registered or certified mail, postage pre-paid, and addressed as set forth below:

          (a)  If to Seller:

Drexel Burnham Lambert Real Estate Associates Limited Partnership
1873 South Bellaire Street, 17th Floor
Denver, Colorado  80222
Attn:  Mr. Harry Alcock

     and

Drexel Burnham Lambert Real Estate Associates II Limited Partnership 1873 South Bellaire Street, 17th Floor
Denver, Colorado  80222
Attn:  Mr. Harry Alcock

     and
Argent Real Estate
1401 Brickell Avenue, Suite 520
Miami, Florida  33131
Attn:  Mr. David Marquette
               With a copy to:
Loeb & Loeb, LLP
1000 Wilshire Boulevard, Suite 1800
Los Angeles, California  90017
Attn:     Andrew S. Clare, Esq.
     Karen N. Higgins, Esq.
          (b)  If to Purchaser:
SB Orchard, LLC
c/o Black Equities
433 North Camden Drive, Suite 1070
Beverly Hills, California  90210
Attn:  Mr. Sam Rosenwald
               With a copy to:
Brownstein Hyatt Farber & Strickland, P.C.
410 Seventeenth Street, 22nd Floor
Denver, Colorado  80202-4437
Attn:  Robert Kaufmann, Esq.
          (c)  If to Escrow Agent:

Fidelity National Title Insurance Company
700 Louisiana Street, Suite 2400
Houston, Texas  77002
Attn:  Ms. Lolly Avant

     Any party may change the address to which Notices are to be addressed by giving the other parties Notice in the manner herein set forth. All such Notices, requests, demands and other communications shall be deemed to have been delivered (i) as of the day of receipt, in the case of personal delivery, or
(ii) as of the day of receipt or attempted delivery date in the case of delivery by air courier, or (iii) as of the date of receipt or first attempted delivery, as evidenced by the return receipt card, in the case of mailing by certified or registered United States mail.

9. Fee. Escrow Agent shall receive a fee of $600.00 for its services hereunder, and be paid or reimbursed for all expenses, disbursements and advances, including reasonable attorney's fees, incurred or paid in connection with carrying out its duties hereunder, the payment of all amounts to be shared by Purchaser and Seller equally, and not out of the Escrow Fund. Non-payment of such fee by Purchaser shall not entitle Escrow Agent to refuse or fail to act as required by this Escrow Agreement.

10. Titles and Section Headings. Titles of sections and subsections contained in this Escrow Agreement are inserted for convenience of reference only, and neither form a part of this Escrow Agreement or are to be used in its construction or interpretation.

11. Counterparts. This Escrow Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

12. Non-Waiver. No waiver by either party of any breach of any term or condition of this Escrow Agreement shall operate as a waiver of any other breach of such term or condition or of any other term or condition. No failure to enforce such provision shall operate as a waiver of such provision or of any other provision hereof, or constitute or be deemed a waiver or release of any other party for anything arising out of, connected with, or based upon this Escrow Agreement.

13. Binding Effect. This Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns. The parties recognize and acknowledge that the powers and authority granted Escrow Agent herein are each irrevocable and coupled with an interest. Escrow Agent shall have no liability to Seller or Purchaser for any mistakes in judgment in the performance of any function hereunder, except for failure to exercise due care, willful breach and willful misconduct.

14. Nonlimitation of Liability. Nothing contained herein shall in any way limit the liabilities, obligations and remedies of Seller and Purchaser as set forth in the Purchase Contract.

15. Governing Law. This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

16.  Time of Essence.  Time is of the essence of this Escrow Agreement.

17. Entire Agreement; Modification. This Escrow Agreement supersedes all prior agreements and constitutes the entire agreement with respect to the subject matter hereof. It may not be altered or modified without the written consent of all parties.

     In witness whereof each of the parties hereto has caused this Escrow Agreement to be executed under seal on its behalf by duly authorized persons, all as of the day and year first above written.

          DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES LIMITED PARTNERSHIP, a New York limited partnership [SEAL]
By:  DBL Properties Corporation, a New York corporation, Its General Partner
[Corporate Seal]                        By:____________________________
     Its _____________________________
          DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES II LIMITED PARTNERSHIP, a New York limited partnership [SEAL]
By:  DBL Properties Corporation, a New York corporation, Its General Partner
[Corporate Seal]                        By:____________________________
     Its _____________________________
          SB ORCHARD, LLC, a Colorado limited liability company [SEAL]
          By:  Tymar, LLC, a California limited
               liability company [SEAL]
               By:  ____________________[SEAL]
                      Robert K. Barth,
                      Its Managing Member
FIDELITY NATIONAL TITLE INSURANCE COMPANY [SEAL]
By: _____________________________________
[Corporate Seal]                           Title:

                                 EXHIBIT 9.1.5
                            FORM OF TENANT ESTOPPEL
                                 [SEE ATTACHED]


                      TENANT ESTOPPEL CERTIFICATE - TENANT
FROM:


           ("Tenant")
TO:


           ("Buyer")



          ("Landlord")
Re: Lease between _________________________ pertaining to premises at the following address _________________________ (the "Premises")
Gentlemen:
     Tenant hereby certifies to Landlord and Buyer as follows:
1.     The copy of the Lease attached hereto as Exhibit A is a true, correct and complete copy of the Lease, including all amendments, supplements and modifications thereof. The Lease is in full force and effect, in good standing, and constitutes the full and complete understanding and agreement between Landlord and Tenant concerning the letting of the Premises covered by the Lease.
2.     The current minimum monthly or base rent to be paid by Tenant for the
Premises pursuant to the terms of the Lease is $               .  Tenant's
percentage share of operating expenses is        .  The last rent was paid on
________________ and the next rent is due on ____________.
3. Tenant has no right to expand the Premises or to relocate to different space, except that Tenant has a right of first refusal to lease the following (if none, so state) _____________________
4.     Tenant acknowledges that the current term of the Lease shall expire on
_____________, 19   , unless sooner terminated in accordance with the terms of the Lease. Tenant has no option to renew or extend the lease term, except as follows (if none, so state): _____________________
5. No default or event that with the giving of notice or the passage of time, or both, would constitute a default (hereinafter collectively a "default") on the part of Tenant exists under the Lease in the performance of the terms, covenants and conditions of the Lease required to be performed on the part of Tenant.
6. No default on the part of Landlord exists under the Lease in the performance of the terms, covenants and conditions of the Lease required to be performed on the part of the Landlord.
7. Tenant possesses no right, title, interest or estate in and to the Premises or any part thereof except as Tenant, and Tenant has no option or right to purchase the property of which the Premises are a part, or any part thereof.
8.     Tenant has not assigned, sublet, or transferred its interest in the
Lease and/or the Premises, or any part thereof and is in occupancy of the Premises.
9.     There have been no promises or representations made to Tenant by
Landlord concerning the Lease or the Premises not contained in the Lease.
10. Neither the Lease nor any obligations of Tenant thereunder have been guaranteed by any person or entity, except as follows (if none, so state):
_______________
11.    No rentals are accrued and unpaid under the Lease.
12.    With respect to the Premises, all items required to have been constructed or installed by Landlord have been completed in accordance with any applicable plans and specifications and within the time periods set forth in the Lease and have been paid for in full. No "punch list" or other items remain to be completed by Landlord and no sums are due from Landlord to Tenant in connection with such work. The Premises are in satisfactory condition and are acceptable to Tenant in all respects.
13. Any payments, free rent, partial rent, rent credit, rebate of rent, moving allowances, tenant improvement allowances, or other payments, credits, allowances, concessions or abatements required to be given by Landlord to Tenant have already been received by Tenant, except
                              .
14. No prepayments of rentals due under the Lease have been made more than one month in advance. Further, no security deposits have been made under the
Lease, except for the sum of $             which has been deposited by Tenant
with Landlord pursuant to the terms of the Lease.
15. Tenant has received no notice of any prior sale, transfer or assignment, hypothecation or pledge of the said Lease or of the rents received therein, except
           .
16.    Tenant has no defense as to its obligations under the Lease and claims no setoff, lien, or counterclaim against Landlord.
17.    Tenant's current address for notices under the Lease is
____________________.
18. Tenant understands that this certificate is required in connection with a potential sale and financing of the Premises, and Tenant agrees that Buyer, any parties providing financing for the Premises and the Landlord, and their respective successors and assigns, will, and shall be entitled to, rely on the truth of this Certificate.
Very truly yours,

By:
     Name:
     Title:
Date:                                             _____________, 19____



ARTICLE I      DEFINED TERMS  3
ARTICLE II     PURCHASE AND SALE OF PROPERTY 6
ARTICLE III    PURCHASE PRICE & DEPOSIT 6
ARTICLE IV     FINANCING 7
ARTICLE V      FEASIBILITY PERIOD  8
ARTICLE VI     TITLE     10
ARTICLE VII    CLOSING   15
ARTICLE VIII   REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AND PURCHASER
                    20
ARTICLE IX     CONDITIONS PRECEDENT TO CLOSING    26
ARTICLE X      BROKERAGE 27
ARTICLE XI     POSSESSION     28
ARTICLE XII    DEFAULTS AND REMEDIES    28
ARTICLE XIII   RISK OF LOSS OR CASUALTY 29
ARTICLE XIV    RATIFICATION   29
ARTICLE XV     EMINENT DOMAIN 30
ARTICLE XVI    MISCELLANEOUS  30